SETTLEMENT AGREEMENT

          This Agreement (including all exhibits and schedules, the "Agreement") is made and entered into as of this 19th day of November 1997, by and among SICPA Holding S.A., a company organized and existing under the laws of Switzerland ("SICPA"), Optical Coating Laboratory, Inc., a corporation organized and existing under the laws of the State of Delaware ("OCLI"), Flex Products, Inc., a corporation organized and existing under the laws of the State of Delaware ("Flex"), Herbert M. Dwight, Jr., John McCullough, James Seeser (Messrs. Dwight, McCullough and Seeser collectively, the "OCLI Designated Directors"), Maurice A. Amon and Eduardo Beruff (Messrs. Amon and Beruff collectively, the "SICPA Designated Directors").
                                  RECITAL

          WHEREAS the undersigned parties to this Agreement desire to compromise and settle that certain litigation entitled SICPA Holding S.A.
v. Optical Coating Laboratory, Inc., Herbert M. Dwight, Jr., John McCullough, James Seeser and Flex Products, Inc., including counterclaims entitled Optical Coating Laboratory, Inc. and Flex Products, Inc. v. SICPA Holding S.A., Maurice A. Amon and Eduardo Beruff, in the Court of Chancery of the State of Delaware in and for New Castle County, C.A. No. 15129 (the "Litigation");

          NOW THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt of which is hereby acknowledged, SICPA, OCLI , Flex, the SICPA Designated Directors and the OCLI Designated Directors hereby agree as follows:


                                 ARTICLE I
                        DEFINITIONS; INTERPRETATION

          Section 1.01. Definitions. Except as otherwise specified herein or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Agreement, and the definitions of such terms are equally applicable both to the singular and plural forms of such terms and to the masculine, feminine and neuter genders of such terms. The definition of terms in this Agreement is not intended to and shall not be construed to affect the construction of similar terms in other agreements involving the Parties.

          "Addendum No. 1" means that certain Addendum No. 1 to OCLI/SICPA Agreement made and entered into by and between OCLI and SICPA, dated as of May 1, 1997.

          "Agreement" has the meaning set forth in the preamble of this Agreement.

          "Assigned Principal Amount" shall have the meaning set forth in
Section 3.02.

          "Business Day" means a day other than a Saturday, Sunday, U.S. federal legal holiday or Swiss national holiday.

          "Common Stock" shall include any shares of Flex of any class or series, which has no preference or priority in the payment of dividends or in the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of Flex and which is not subject to redemption by Flex, and if at any time there shall be more than one such class or series, all such shares, irrespective of class or series designation, shall be treated as one class for purposes of calculating a Flex Equity Interest.

          "Effective Date" means the date first above written.

          "Equity Ratio" means the ratio of the Flex Equity Interest of OCLI divided by the Flex Equity Interest of SICPA.


          "Financial Advisor" means the managing underwriter(s) or placement agent(s) engaged to sell or place securities, including debt and equity securities

          "Flex" has the meaning set forth in the preamble of this Agreement.

          "Flex Equity Interest" of a person means the quotient of (i) the number of shares of the Common Stock of Flex beneficially owned by such person on the date of calculation, divided by (ii) the aggregate number of shares of the Common Stock of Flex beneficially owned by OCLI and SICPA on the date of calculation.

          "Joint Acquisition Agreement" means that certain Agreement made and entered into by and between OCLI and SICPA, dated as of December 13, 1994.
          "Litigation" has the meaning set forth in the Recital of this Agreement.

          "Note Ratio" means the ratio of (i) the amount that is the sum of the outstanding principal balance of the OCLI Note plus the unpaid balance of the Assigned Principal Amount, divided by (ii) the amount that is the remainder of the outstanding principal balance of the SICPA Note minus the unpaid balance of the Assigned Principal Amount.

          "OCLI" has the meaning set forth in the preamble of this Agreement.

          "OCLI Designated Directors" has the meaning set forth in the preamble of this Agreement.

          "OCLI-Flex License Agreement" means that certain License Agreement made and entered into by and between OCLI and Flex, dated December 19, 1988.

          "OCLI Note" means that certain Multiple Advance Promissory Note, Series 1997-II, No. 1, dated June 5, 1997, of the maximum principal amount of $9,420,000 made by Flex to OCLI.

          "OCLI's Proportionate Share" means the percentage obtained by dividing (i) the unpaid balance of the Assigned Principal Amount by

(ii) the outstanding principal amount of the SICPA Note.

          "OVI" means optically variable ink.

          "OVP" means optically variable pigment.

          "Parties" means OCLI, SICPA, Flex, the OCLI Designated Directors and the SICPA Designated Directors.

          "Public Offering" means a sale by Flex of any shares of Common Stock in an underwritten public offering registered under the Securities Act of 1933.

          "Put-Call Agreement" means that certain Put and Call, Right of First Refusal and Co-Sale Agreement by and between OCLI and SICPA, dated as of May 8, 1995.

          "Retained Principal Amount" shall have the meaning set forth in
Section 3.02.

          "SICPA" has the meaning set forth in the preamble of this Agreement.

          "SICPA Designated Director" has the meaning set forth in the preamble of this Agreement.

          "SICPA-Flex License Agreement" means that certain License and Supply Agreement by and among Flex and SICPA, dated December 2, 1994.

          "SICPA Note" means that certain Multiple Advance Promissory Note, Series 1997-II, No. 2, dated June 5, 1997, of the maximum principal amount of $6,280,000 made by Flex to SICPA.

          Section 1.02. Interpretation. All references in this Agreement to designated Sections, Articles, Exhibits and Schedules are to the designated sections and articles of and exhibits and schedules to this Agreement, unless otherwise specified. The headings and captions used in this Agreement are for convenience of reference only and do not define, limit or describe the scope or intent of the provisions of this Agreement. The terms "includes" or "including" are intended to be inclusive rather than exclusive.

                                ARTICLE II
                            RELEASES; DISMISSAL

          Section 2.01. Releases. Effective on the Effective Date, each of OCLI, SICPA, Flex, each of the OCLI Designated Directors and each of the SICPA Designated Directors hereby unconditionally releases and discharges each of the other Parties and each of the predecessors, parents, subsidiaries, corporate affiliates, officers, directors, employees, stockholders, agents, attorneys, successors, assigns, heirs, administrators and executors of each of the respective Parties from any and all claims, causes of action, counterclaims or third party claims arising out of or in any way relating to the subject matter of the Litigation, whether known or unknown, which was, or could have been, asserted in the Litigation, now and forever.

          Section 2.02. Dismissal of Litigation. Promptly following the Effective Date, but in no event later than the third Business Day following the Effective Date, the Parties shall cause their respective counsel to file such documents and take such other steps as may be necessary to cause the Litigation to be dismissed, with prejudice.


                                ARTICLE III
                                 COVENANTS

          Section 3.01. Deletion of Put-Call. Effective upon the Effective Date, SICPA and OCLI hereby agree to amend the Put-Call Agreement to delete Section 6 of the Put-Call Agreement.

          Section 3.02 Assignment of a Portion of SICPA Note Payments. Effective upon the Effective Date, SICPA hereby assigns to OCLI the right of SICPA to receive payments of principal and interest in respect of that portion of the SICPA Note that is equal in principal amount to $2,600,000.00 (the "Assigned Principal Amount") in consideration of the payment by OCLI to SICPA of the amount of $2,600,000.00 (the "Purchase Price"). OCLI shall pay the Purchase Price to SICPA on the Effective Date by wire transfer of immediately available funds to an account designated by SICPA. SICPA retains the right to receive payments of principal and interest in respect of the remainder of the principal amount of the SICPA Note. The right to receive all payments of interest on the Assigned Principal Amount that are accrued but unpaid through but excluding the Effective Date shall be and remain the property of SICPA. From and including the Effective Date, all payments by Flex of interest accruing in respect of the SICPA Note shall be allocated (i) to OCLI, in an amount equal to the portion of such interest payment allocable to the remaining unpaid balance of the Assigned Principal Amount and (ii) to SICPA, the remainder. From and including the Effective Date, all payments of principal on the SICPA Note shall be allocated (i) until the Equity Ratio is first equal to or greater than the Note Ratio, to OCLI, in reduction of the remaining unpaid balance of the Assigned Principal Amount, to the extent necessary to cause the Equity Ratio to be equal to the Note Ratio, and thereafter and at all other times (ii) (a) to OCLI, an amount equal to OCLI's Proportionate Share of such payments, and (b) to SICPA, the remainder, provided, that, in all events, OCLI's right to receive any allocation of payments of principal on the SICPA Note shall cease when the unpaid balance of the Assigned Principal Amount is reduced to zero (i.e., once OCLI has been allocated the amount of $2,600,000.00 of principal payments). Flex shall, and SICPA hereby directs Flex to, make all payments of principal and interest in respect of the SICPA Note in accordance with the allocations set forth in this Section 3.02.

          Section 3.03.  Working Capital Loans.


          (a) Effective upon the Effective Date, OCLI and SICPA agree to amend the Joint Acquisition Agreement by adding the following at the end of Section 3.d. thereof:

                  "Notwithstanding anything to the contrary in this
                  Section 3.d., SICPA shall have no obligation to provide any Working Capital Loan to Flex from and after the first date on which SICPA owns less than twenty percent (20%) of the common stock of Flex (treating all classes of Flex common stock as one class for purposes of this calculation)."

          (b) Subject to the approval of Flex's Financial Advisor, which approval OCLI and Flex shall use good faith efforts to obtain, Flex will, and OCLI will cause Flex to, use the proceeds of any debt financing by Flex or sale of equity securities (or rights exercisable for equity securities) by Flex to redeem Flex's Series C Preferred Stock held by SICPA and to repay the principal of Working Capital Loans (as defined in the Joint Acquisition Agreement) held by SICPA (with any redemption of Series C Preferred Stock or repayment of Working Capital Loans to be made to OCLI and SICPA on a pro rata basis in accordance with the proportions of the Series C Preferred Stock and Working Capital Loans, as the case may be, then held by each of OCLI and SICPA).

          Section 3.04. SICPA-Flex License Agreement. On the Effective Date, each of SICPA and Flex shall execute and deliver to the other the Amendment to SICPA-Flex License Agreement attached hereto as Exhibit A and incorporated by reference herein.

          Section 3.05. Public Offering by Flex. In the event, at any time, Flex shall undertake an initial Public Offering, OCLI and Flex will take all necessary actions to permit SICPA, at SICPA's sole election, to sell a portion of the shares of the Common Stock of Flex then held by SICPA in such Public Offering at Flex's sole cost and expense (other than any underwriting discounts or commissions allocable to the shares of Common Stock sold by SICPA in such Public Offering and other than the fees and disbursements of any counsel retained solely by SICPA), provided that the number of shares of Flex Common Stock that SICPA shall be permitted to sell in any such Public Offering shall be the number of shares that is not more than the lesser of (i) twenty-five percent (25%) of the total number of shares sold in such Public Offering and (ii) ten percent (10%) of Flex's Common Stock issued and outstanding immediately prior to the Public Offering.

          Section 3.06. SICPA Registration Rights. Flex shall provide to SICPA the registration rights (the "Registration Rights") set forth in Exhibit B attached hereto and incorporated by reference herein.


          Section 3.07. Flex Certificate of Incorporation. On the Effective Date, Flex shall cause to be filed with the Secretary of State of Delaware the Second Amended and Restated Certificate of Incorporation of Flex attached hereto as Exhibit C and incorporated by reference herein. In connection therewith, in order to minimize the number of shares of Class B Common Stock (as defined in Exhibit C) that might be issued or issuable pursuant to the exercise of employee stock options, Flex and OCLI agree promptly following the Effective Date to use their best efforts to obtain an amendment to Flex's permit from the California Commissioner of Corporations covering Flex's Stock Option Plan to allow options to be granted under the Plan that are exercisable for shares of Class A Common Stock. In the event such a permit is obtained, OCLI and Flex agree that all options granted under the Plan to acquire Class B Common Stock shall be in an aggregate amount not to exceed 10% of Flex's issued and outstanding Class B Common Stock at the time of grant of the options. In addition, OCLI and Flex will make good faith reasonable efforts to cause the holders of employee stock options exercisable to acquire Class B Common Stock to convert such options to options exercisable to acquire Class A Common Stock. In the event such a permit cannot be obtained, options to purchase shares of Class B Common Stock in excess of 10% of the then issued and outstanding Class B Common Stock may be granted under the Plan, and in that event Flex agrees that it will exercise its right under the Plan to either purchase from optionees options that are about to be exercised or purchase shares of Class B Common Stock issued to optionees such that at no time will there be shares of Class B Common Stock issued to optionees or former optionees that exceed 10% of the issued and outstanding Class B Common Stock. If, at any time, Flex shall undertake a Public Offering, OCLI, Flex and SICPA will take all necessary action to cause Flex to file with the Secretary of State of Delaware a further amended and restated Certificate of Incorporation of Flex to delete from Flex's Certificate of Incorporation all shareholder supermajority approval requirements effective upon the closing of such Public Offering.

          Section 3.08. Audit Committee. Effective upon the Effective Date, the by-laws of Flex shall be amended to add to Flex's by-laws the provisions of the By-Law Amendment attached as Exhibit D hereto and incorporated by reference herein.

          Section 3.09. OCLI-Flex License Agreement. On the Effective Date, each of OCLI and Flex shall execute and deliver the Amendment to OCLI-Flex License Agreement attached hereto as Exhibit E and incorporated by reference herein.

          Section 3.10. Flex's Future Operations. OCLI desires to have better access to the use of Flex's roll-to-roll coating technology for applications other than color-shifting pigments and other existing and planned products of Flex and other than in security, anticounterfeiting and solar control fields, in a manner that is fair to Flex, including through revisions to the OCLI-Flex License Agreement that would permit OCLI, on a shared, non-exclusive basis with Flex, to manufacture, use and sell products using such roll-to-roll technology other than existing products of Flex or extensions thereof and planned products for the security and anticounterfeiting fields and for solar control. SICPA desires to preserve for Flex exclusive rights to use roll-to-roll coating technology in the manufacture, use and sale of color-shifting pigments and other existing and planned products of Flex or extensions thereof and in the security and anticounterfeiting fields and for solar control. Promptly following the Effective Date, OCLI and SICPA agree to negotiate in good faith in an effort to reach mutual agreement concerning the desires of OCLI and SICPA set forth in this Section 3.10.

          Section 3.11. Product Acceptance. Promptly following the Effective Date, OCLI, SICPA and Flex will engage in good faith negotiations involving the senior management and senior technical personnel of each of OCLI, SICPA and Flex in an effort to resolve by mutual agreement the acceptance by SICPA of OVP produced by Flex utilizing Flex's Beta III equipment (and to resolve disputes concerning invoices for such product) and to formulate on an expeditious basis a mutually agreeable objective standard for measuring the acceptance criteria of OVP, in each case using reasonable efforts and satisfying the requirements of SICPA's customers for OVI. Flex shall not be deemed to have waived any rights it has under the SICPA-Flex License Agreement based upon its agreement to negotiate in accordance with this Section 3.11, but Flex hereby agrees not to exercise any rights it may have pertaining to the subject matter of this Section
3.11 (i) with respect to the colors of green-to-blue and magenta-to-green, for a period of thirty (30) days following the Effective Date and (ii) with respect to the colors of Liberty Green (green-to-magenta), green-to-magenta, gold-to-green and blue-to-red, for a period of four (4) months following the Effective Date.

          Section 3.12. Fourth Fiscal Quarter Orders. SICPA shall not make any change to decrease below an aggregate of 1,590 kilograms the quantity of OVP ordered by SICPA for Flex's current fourth fiscal quarter (i.e. for the months of August, September and October 1997).

          Section 3.13. Marketing Campaigns. OCLI and SICPA will consult in good faith at SICPA's request to address and to cause Flex to address significant sales opportunities for OVI, it being understood that SICPA will have the burden of persuading OCLI whether or not to cooperate in pursuing any such opportunity.


                                       12
          Section 3.14. Additional OVP Production Facilities. OCLI, Flex and SICPA agree to negotiate in good faith, at SICPA's request, concerning the establishment of an additional facility for the manufacture of OVP in order to satisfy the demonstrated requirements of SICPA's customers and on terms and conditions to be mutually agreed by OCLI, Flex and SICPA.

          Section 3.15. Representations and Warranties True on the Effective Date. The representations and warranties of each of the respective Parties contained in Article IV shall be true and accurate on the Effective Date as though made on the Effective Date.

          Section 3.16. Strategic Technical Advisory Committee. Effective upon the Effective Date, SICPA and OCLI hereby agree to amend and replace
Section 3.h. of the Joint Acquisition Agreement as follows:

               "h. Strategic Technical Advisory Committee. Flex has established a Strategic Technical Advisory Committee ("STAC"). The STAC shall consist of three (3) representatives appointed by OCLI, three (3) representatives appointed by Flex, and two (2) representatives appointed by SICPA. The STAC shall oversee Flex's ongoing research and development activities, shall perform those duties enumerated in the License Agreement and the Research Development and Engineering Agreement described in Section 7.a.5. and shall implement all of the provisions of the Memorandum of Alliance between SICPA S.A. and Flex, dated March 9, 1993 and of the Joint Venture Agreement between Flex and SICPA Industries of America, Inc., dated as of July 1, 1993. The STAC shall meet at least quarterly. The agenda for such meetings shall include, but not be limited to, a review of intellectual property positions and strategies and long-term supply and demand issues. If, at any time, SICPA shall own less than twenty percent (20%) of Flex's then issued and outstanding common stock (treating all shares of Flex's common stock as one class for purposes of this calculation), Flex shall have the option of whether or not to continue the operation of STAC, provided that Flex shall reinstate the Committee described in Section 1.1.1(b) of the License and Supply Agreement by and among Flex and SICPA, dated December 2, 1994, prior to amendment, in the event that Flex elects to discontinue the operation of STAC."


          Section 2.b. of Addendum No. 1 is deleted effective upon the Effective Date.

          Section 3.17. OCLI Services. OCLI and SICPA agree that it would be desirable to administer the operations of Flex in a manner that permits Flex to take advantage of certain common facilities, resources and technologies between the operations of OCLI and Flex in a manner that is cost effective for Flex and improves the value of Flex for all of its shareholders. From and after the Effective Date, SICPA agrees that OCLI may, without having to obtain shareholder approval from SICPA pursuant to the provisions of Section VII.(xiv) of Flex's Second Amended and Restated Certificate of Incorporation, take actions to implement these desired objectives through the integration of Flex's administrative and research and development operations with OCLI's administrative and research and development operations, provided, that such actions (i) do not impair the long term prospects of Flex or the ability of Flex to become an independent public company, (ii) are implemented on commercially reasonable terms that are fair to Flex, (iii) are no more costly to Flex than would be the case if Flex provided the relevant service itself or obtained such service from an unaffiliated third party, and (iv) will serve the best interests of all of Flex's shareholders. It is understood that OCLI will consult in advance with SICPA concerning OCLI's plan in connection with the settlement of the Litigation to implement a restructuring of the administrative operations of Flex in accordance with this Section 3.17. For purposes of determining whether such restructuring satisfies the foregoing clause (iii), the cost results for Flex of such restructuring shall be considered in the aggregate.

          Section 3.18. Confidentiality. The provisions and terms of this Agreement shall be summarized in a press release to be mutually agreed by OCLI, SICPA and Flex (the "Approved Press Release"). Except as may be specifically disclosed in the Approved Press Release, the Parties and their respective counsel shall keep and maintain confidential all terms and provisions of this Agreement, the course, substance, details and particulars of all settlement negotiations and all terms and conditions of the settlement of the Litigation, and they shall not disclose any of the provisions or terms of such settlement or this Agreement except as may be required by applicable law after prior consultation with OCLI, Flex and SICPA, and then only to the extent required by applicable law following best efforts by the disclosing Party to secure confidential treatment of any information required to be disclosed. In addition, the Parties agree that the Amendment to SICPA-Flex License Agreement attached hereto as Exhibit A and the Amendment to OCLI-Flex License Agreement attached hereto as Exhibit E each contain sensitive confidential financial information that shall be kept and maintained confidential and shall not be disclosed by any Party except with the prior written consent (i) of SICPA as to the Amendment to SICPA-Flex License Agreement, or (ii) of OCLI as to the Amendment to OCLI-Flex License Agreement, which consent in each case may be withheld in the sole discretion of SICPA or OCLI, as the case may be, provided, that, in the event that OCLI or Flex determines that it is required by U.S. federal securities law to file with the Securities and Exchange Commission ("SEC") a copy of the Amendment to SICPA-Flex License Agreement, then OCLI or Flex, as the case may be, shall be permitted to make such filing but only after making best efforts to obtain confidential treatment from the SEC of the Amendment to SICPA-Flex License Agreement to the maximum extent possible (including, without limitation, as to pricing and quantity terms).


                                ARTICLE IV
                      REPRESENTATIONS AND WARRANTIES

          Section 4.01. Representations and Warranties of OCLI, Flex and SICPA. Each of OCLI, Flex and SICPA hereby represents and warrants to the other Parties that as of the date of this Agreement (and, for purposes of Section 3.15, as of the Effective Date):

          (a) Organization. It is a corporation or, in the case of SICPA, a societe annonyme, duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. It is duly licensed, registered or qualified to do business and is in good standing in all jurisdictions in which the character or nature of its business requires it to be so licensed, registered or qualified and the failure to be so licensed, registered or qualified would have a material adverse effect on its business.

          (b) Authority; Enforceability. It has the corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation and performance of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no other proceeding on its part is necessary to authorize the consummation or performance of the transactions contemplated hereby. This Agreement is legal, valid, binding and enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

          (c) Consents. No consent, waiver, approval, authorization, exemption, registration, license or declaration of or by, or filing with, any other person or any national, federal, state or local governmental or regulatory agency, bureau or authority within or without the United States is required with respect to it, other than those which have been obtained, in connection with (i) the execution, delivery or enforceability of this Agreement or (ii) the consummation or performance of the transactions contemplated hereby.

          (d) No Breach. The execution and delivery of this Agreement by it and the consummation and performance of the transactions provided for hereby does not and will not (i) conflict with or result in any breach or violation of, or loss of benefit under, any provision of its charter, certificate or articles of incorporation, by-laws or other governing documents or
               (ii) violate, conflict with or result in the breach of, or loss of benefit under, or constitute a default or an event which with notice, lapse of time, or both, would constitute a default or event of default under (A) the terms of any contract to which it is a party or by which it is bound, or
               (B) any judgment, statute, law, ordinance, rule or regulation or order of any governmental authority applicable to it.

          (e) No Litigation. There is no action, suit, proceeding, inquiry or investigation, at law or in equity, or before any court, public board or body pending, or to its knowledge threatened, involving it, wherein an unfavorable decision, ruling or finding would (i) materially and adversely affect the transactions contemplated by this Agreement or
               (ii) adversely affect the validity or enforceability of this Agreement or any document necessary to consummate or perform the transactions contemplated hereby.

          Section 4.02. Representations and Warranties of OCLI-Designated Directors and SICPA-Designated Directors. Each of the OCLI-Designated Directors and the SICPA-Designated Directors hereby represents and warrants to the other Parties that as of the date of this Agreement (and, for purposes of Section 3.15, as of the Effective Date):

          (a) Capacity. He has the legal capacity to enter into this Agreement and to carry out his obligations hereunder and is not suffering from any disability or impediment that diminishes such legal capacity. This Agreement is legal, valid, binding and enforceable against him in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

          (b) No consent, waiver, approval, authorization, exemption, registration, license or declaration of or by, or filing with, any other person or any national, federal, state or local governmental or regulatory agency, bureau or authority within or without the United States is required with respect to him, other than those which have been obtained, in connection with (i) the execution, delivery or enforceability of this Agreement or (ii) the consummation or performance of the transactions contemplated hereby.

          (c) No Breach. The execution and delivery of this Agreement by him and the consummation and performance of the transactions provided for hereby does not and will not violate, conflict with or result in the breach of, or loss of benefit under, or constitute a default or event of default under (i) the terms of any contract to which he is a party or by which he is bound, or (ii) any judgment, statute, law, ordinance, rule or regulation or order of any governmental authority applicable to him.

          (d) No Litigation. There is no action, suit, proceeding, inquiry or investigation, at law or in equity, or before any court, public board or body pending, or to his knowledge threatened, involving him, wherein an unfavorable decision, ruling or finding would materially and adversely affect the transactions contemplated by this Agreement or adversely affect the validity or enforceability of this Agreement or any document necessary to consummate or perform the transactions contemplated hereby.


                                      ARTICLE V
                                    MISCELLANEOUS

          Section 5.01. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO CONFLICTS OF LAWS PROVISIONS.

          Section 5.02. Waivers and Amendments. No waiver shall be deemed to have been made by any Party of any of its rights under this Agreement unless the same shall be in writing and is signed on its behalf by an authorized person. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the Party granting such waiver in any other respect or at any other time. Except as specifically provided herein, this Agreement shall not be amended or modified except by an instrument in writing signed by each Party.

          Section 5.03. Costs and Expenses. Each of the Parties to this Agreement shall bear its own expenses incurred in connection with the negotiation, preparation, execution, closing and performance of this Agreement.

          Section 5.04. Successors. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective heirs and successors.

          Section 5.05. No Third Party Rights. This Agreement is intended to be solely for the benefit of the Parties and is not intended to confer any benefits upon, or create any rights in favor of, any person other than the Parties.

          Section 5.06. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute a single instrument.

          Section 5.07. Entire Agreement. This Agreement sets forth the entire understanding and agreement between the Parties as to the matters covered herein and supersedes and replaces any inconsistent prior understanding, agreement or statement of intent, in each case, written or oral, expressly addressed by this Agreement.

          Section 5.08. Further Assurances. Each of the Parties hereby agrees to execute and deliver all such other and additional instruments and documents and to do all such other acts and things as may be reasonably necessary more fully to effectuate this Agreement and consummate the transactions contemplated herein.

          Section 5.09. Notices. All notices to be delivered hereunder shall be in writing and shall be sent by (i) hand delivery, against written receipt thereof (ii) registered or certified mail, return receipt requested, (iii) reputable overnight courier service, with receipt of delivery acknowledged, or (iv) telecopier, to the other Parties at the addresses shown below. Any such demand, notice or communication hereunder shall be deemed to have been given on the date received or on the date delivered and refused:


          If to OCLI:

          Optical Coating Laboratory, Inc.
          2789 Northpoint Parkway
          Santa Rosa, California 95407-7397
          Telecopier:  707-525-6840
          Attention:  President

          with a copy to:

          General Counsel
          Optical Coating Laboratory, Inc.
          2789 Northpoint Parkway
          Santa Rosa, California 95407-7397
          Telecopier:  707-525-6840


          If to Herbert M. Dwight, Jr.:

          Mr. Herbert M. Dwight, Jr.
          Optical Coating Laboratory, Inc.
          2789 Northpoint Parkway
          Santa Rosa, California 95407-7397
          Telecopier:  707-525-6840


          If to John McCullough:

          Mr. John McCullough
          Optical Coating Laboratory, Inc.
          2789 Northpoint Parkway
          Santa Rosa, California 95407-7397


          Telecopier:  707-525-6840


          If to James Seeser:

          Dr. James Seeser
          Optical Coating Laboratory, Inc.
          2789 Northpoint Parkway
          Santa Rosa, California 95407-7397
          Telecopier:  707-525-6840


          If to Flex:

          FLEX Products Inc.
          1402 Mariner Way
          Santa Rosa, California 95407-7370
          Telecopier:  707-525-7725
          Attention:  President


          with a copy to:

          General Counsel
          Optical Coating Laboratory, Inc.
          2789 Northpoint Parkway
          Santa Rosa, California 95407-7397
          Telecopier:  707-525-6840

          If to SICPA:

          SICPA Holding S.A.
          Avenue de Florissant 41
          1008 Prilly
          Switzerland
          Telecopier:  011-41-21-627-5505
          Attention:  President


          with a copy to:

          Linda J. Soldo
          Cleary, Gottlieb, Steen & Hamilton
          2000 Pennsylvania Avenue, N.W.
          Washington, D.C. 20006-1801
          Telecopier:  202-974-1999


          If to Maurice A. Amon:

          Mr. Maurice A. Amon
          SICPA Holding S.A.
          Avenue de Florissant 41
          1008 Prilly
          Switzerland
          Telecopier:  011-41-21-627-5915

          If to Eduardo Beruff:

          Mr. Eduardo Beruff
          SICPA Industries of America, Inc.
          8000 Research Way
          Springfield, Virginia 22153
          Telecopier:  703-440-2157

The address for any Party set forth above may be changed by written notice to the other Parties in accordance with this Section 5.09.


                    IN WITNESS WHEREOF, the Parties have set their hands as of the date first above written.


                              OPTICAL COATING LABORATORY, INC.



                              By: /s/Joseph Zils

                              Name:  Joseph Zils
                              Title: Vice President,
                                     General Counsel
                                     and Corporate Secretary



                              FLEX PRODUCTS, INC.



                              By: /s/Herbert M. Dwight, Jr.

                              Name:  Herbert M. Dwight,Jr.
                              Title:  Chairman of the Board and
                                      Chief Executive Officer


                              SICPA HOLDING S.A.



                              By:    /s/Maurice Amon

                              Name:  Maurice Amon
                              Title: Vice Chairman of the Board


                              By:    /s/Hans J. Loliger

                              Name:  Hans J. Loliger
                              Title: Chief Executive Officer



                                               HERBERT M. DWIGHT, JR.



                                               /s/Herbert M. Dwight, Jr.




                                               JOHN McCULLOUGH



                                               /s/John McCullough




                                               JAMES SEESER



                                               /s/James Seeser




                                               MAURICE A. AMON



                                               /s/Maurice A. Amon





                                               EDUARDO BERUFF



                                               /s/Eduardo Beruff



                                                                  EXHIBIT A



                 AMENDMENT TO SICPA-FLEX LICENSE AGREEMENT





                            FIRST AMENDMENT TO

                      LICENSE AND SUPPLY AGREEMENT

                              BY AND BETWEEN

                            FLEX PRODUCTS, INC.

                                    AND

                            SICPA HOLDING S.A.




                            NOVEMBER 19, 1997









                          FIRST AMENDMENT TO


                       LICENSE AND SUPPLY AGREEMENT


      FIRST AMENDMENT TO AGREEMENT dated November 19, 1997, by and between Flex Products, Inc., a Delaware corporation ("Flex") and SICPA HOLDING S.A., a Swiss corporation ("SICPA").
                                 W I T N E S S E T H:
      WHEREAS, Flex and SICPA are currently parties to a License and Supply Agreement dated as of December 2, 1994 providing for the purchase and sale of optically variable pigment ("OVP") (the "1994 Agreement");
      WHEREAS, Flex and SICPA wish to amend the 1994 Agreement by means of this First Amendment to the 1994 Agreement;
      NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, the parties hereby agree as follows:
      Section 1.1.1(b) shall be amended and replaced to read in full as follows:
           The parties agree to use the "STAC" referenced in Section 3.16 of the Settlement Agreement, dated November 19, 1997, by and between SICPA, Flex, OCLI and the other parties named therein, during the term of this Agreement, to implement all of the provisions of the Memorandum of Alliance and the Joint Venture Agreement, copies of which are attached hereto as Exhibits I and J, respectively. In the event the STAC is discontinued the parties agree to re-establish the Committee pursuant to the original provisions of Section 1.1.1(b) prior to this Amendment. The parties agree that, notwithstanding the existing terms of the Memorandum of Alliance and the Joint Venture Agreement to the contrary, the Memorandum of Alliance and the Joint Venture Agreement shall remain in effect during the Term of this Agreement, and the parties shall execute such amendments thereto which may be proper to extend the length of the respective terms of the Memorandum of Alliance and the Joint Venture Agreement to conform to length of the Term (as such term is defined in Section 13 below).

      Section 3 of the 1994 Agreement shall be amended and replaced to read in full as follows:

           3. Changes to Price and Quantity. During the period from March 1, 2000 through June 30, 2000 and the period March 1, 2005 through June 30, 2005, the parties shall discuss what the price and quantity terms of this Agreement shall be for the period 11/1/2000 through 10/31/2005 and 11/1/2005 through 12/31/2009 respectively. In the event that the parties cannot agree to any other provisions, the price for OVP shall be the price set forth in Section 4, as adjusted by Section 5.6 for periods after 10/31/2000, the minimum and maximum quantities for the period 11/1/2000 through 10/31/2005 shall be the same as for the year ended 10/31/2000, and the minimum and maximum quantities for the period 11/1/2005 through 12/31/2009 shall be the same as for the year ended 10/31/2005 (prorated on a month-for-month basis for the period from 11/1/2009 to 12/31/2009).

      Section 4.3 of the 1994 Agreement shall be amended and replaced to read in full as follows:

           4.3 Price Adjustment. The price per kilogram set shall be as set forth below without adjustment pursuant to Sections 4.2 and 5.6 from November 1, 1997 through October 31, 2000:

                                    Base Price/Kg (before
                                    increases pursuant to
      Purchases per Year            Sections 4.2 and 5.6)


                       [CONFIDENTIAL TREATMENT REQUESTED]


      The table set forth in 5.1(a) of the 1994 Agreement shall be amended and replaced to read in full as follows:

           5.1  Minimum Annual Purchases.


                5.1(a) Minimum Purchases Necessary to Maintain Exclusive License. The parties agree that SICPA shall purchase from Flex minimum amounts of OVP set forth below for the periods indicated:

           Year               Minimum                      Maximum


                     [CONFIDENTIAL TREATMENT REQUESTED]


            Section 14 of the 1994 Agreement shall be amended and replaced to read in full as follows:

                       14. [CONFIDENTIAL TREATMENT REQUESTED]

        Section 17 of the 1994 Agreement shall be amended and replaced to read in full as follows:

           17. Notices. All notices hereunder shall be in writing and shall be deemed to have been given either (i) when received, if delivered in person or transmitted by tested telex or facsimile, or
      (ii) three business days after having been mailed by registered or certified mail addressed as follows:


      To Flex:            Flex Products, Inc.
                          1402 Mariner Way
                          Santa Rosa, California 95407-7370
                          Attn:  Michael Sullivan
                          FAX: (707) 525-7725

      To SICPA:           SICPA Holding S.A.
                          Avenue de Florissant 41
                          1008 Prilly
                          Switzerland
                          Attention: President
                          FAX: 41-21-627-5505

      or to such changed address as such party may have fixed by notice provided that any notice of change of address shall be deemed to have been given when received.


      IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed, and intends this Agreement to be effective, as of the date first set forth above.

                          FLEX PRODUCTS, INC., a Delaware corporation



                          By  /s/Herbert M. Dwight, Jr.



                          SICPA HOLDING S.A., a Swiss corporation


                          By  /s/Maurice A. Amon


                          By  /s/Hans J. Loliger




                                                                  EXHIBIT B



                            REGISTRATION RIGHTS



1.   Demand Registrations

     a.   Requests for Registration.

          (i) Subject to the terms and conditions hereof, at any time and from time to time after the date of the first Public Offering of Flex Common Stock SICPA may request in writing registration under the Securities Act of 1933, as amended (the "Securities Act"), of all or part of its Common Stock (any such requested registration is hereinafter referred to as a "Demand Registration"). The number of Demand Registrations SICPA shall be entitled to request shall be two
     (2).

          (ii) An SEC registration of Common Stock shall not be counted as a Demand Registration for purposes of the limit in Section 1.a.(i) of this Exhibit B until such registration has become effective (unless such Demand Registration has not become effective due solely to the fault of SICPA). Each request for a Demand Registration shall specify the approximate number of shares of Common Stock requested to be registered and the anticipated per share price range for such offering.

          (iii) If, in connection with any Demand Registration, the managing underwriter(s) to Flex in connection with such SEC registration advises Flex in writing that, in its opinion, the number of shares of Common Stock to be registered would materially and adversely affect the success or price of the offering, then the number of shares to be included in such Demand Registration shall be reduced to the number recommended by such managing underwriter(s). Any such reduction shall be effected by (1) first reducing or eliminating the number of shares of Common Stock (if any) requested to be included in such registration by any shareholders of Flex other than SICPA and (2) then, if and to the extent further reductions are necessary, by reducing the number of shares of Common Stock requested to be included therein by SICPA. If by such reduction the number of shares of Common Stock included in such registration for SICPA represents less than one-third of the total number of shares requested to be registered by SICPA, then such registration shall not be counted against the number of Demand Registrations to which SICPA is entitled under Section 1.a.(i) hereof.

     b. Best Efforts. Flex shall promptly and diligently use its best efforts to effect the registration under the Securities Act of the Common Stock which Flex has been so requested to register by SICPA. Flex shall use its best efforts to effect such registration on whichever registration form the Board of Directors of Flex shall determine in its discretion is appropriate in accordance with the intended method of disposition of such shares; provided, however, that Flex shall use its best efforts to effect such registration on SEC Form S-3 (or any successor form to Form S-3) if so requested by SICPA unless (1) Form S-3 (or any successor form to Form S-3) is not available for such offering, (2) the aggregate net offering price (after deducting any underwriting discounts and commissions) of the shares to be so registered is less than $1,000,000, or (3) Flex shall notify SICPA that, in the good faith judgment of the Board of Directors of Flex, it would not be in the best interests of Flex and its stockholders for a Form S-3 registration to be effective at that time.

     c. Restrictions on Demand Registrations. Flex's obligation to use its best efforts to effect a Demand Registration pursuant to this Section 1 is subject to each of the following limitations, conditions, qualifications and provisions:

          (i) Flex will not be obligated to effect any Demand Registration within any time period (not to exceed six months) requested by the managing underwriter(s) of any previous registered offering of Common Stock.

          (ii) Flex shall be entitled to postpone the filing of any registration statement otherwise required to be prepared and filed by Flex pursuant to any Demand Registration for a reasonable period of time, but not in excess of 90 days, if Flex determines in its reasonable judgment and in good faith that the registration and distribution of Common Stock under such Demand Registration would have an adverse effect on any pending or proposed equity or debt financing, acquisition, merger, consolidation, tender offer, corporate reorganization or similar transaction involving Flex or would require premature disclosure thereof. In such event, Flex shall promptly give SICPA written notice of such determination, containing a general statement of the reasons for such postponement. If Flex shall so postpone the filing of a registration statement, SICPA shall have the right to withdraw the Demand Registration by giving written notice to Flex within twenty (20) days after receipt of the postponement notice. In the event of such withdrawal, such Demand Registration shall not be counted for purposes of determining the number of Demand Registrations to which SICPA is entitled under Section 1.a.(i) of this Exhibit B.
     (d)  Selection of Underwriters.  Flex shall have the right to select the managing underwriter(s) for any Demand Registration, subject to SICPA's approval, which approval will not be unreasonably withheld.

2.   Piggyback Registrations

     a.   Right to Piggyback.  Subject to the limitations set forth in
Section 2.b. of this Exhibit B, at any time and from time to time after the date of the first Public Offering of Flex Common Stock whenever Flex proposes to register under the Securities Act any Common Stock, Flex will give prompt written notice to SICPA of its intention to effect such a registration and will use its best efforts to include in such registration all shares of Common Stock with respect to which SICPA gives Flex written request for inclusion therein within fifteen (15) days after the receipt of Flex's notice (any such requested inclusion is hereinafter referred to as a "Piggyback Registration").

     b. Restrictions on Piggyback Registrations. Flex's obligation to use its best efforts to effect any registration pursuant to this Section 2 is subject to each of the following limitations, conditions, qualifications and provisions:

          (i) If, at any time before or after giving written notice pursuant to this Section 2 of its intention to register shares of Common Stock and prior to the effective date of the registration statement filed in connection with such registration, Flex shall determine for any reason not to proceed with such registration, Flex may give written notice of such determination to SICPA and thereupon shall be relieved of its obligation to use its best efforts to register any shares of Common Stock in connection with such registration, but without prejudice to the rights of SICPA to request that such registration be effected as a Demand Registration pursuant to the terms and conditions of Section 1.

          (ii) If, in the written opinion of the managing underwriter(s) of Flex in connection with any registration pursuant to this Section 2, the distribution of the additional securities requested to be included in such registration by SICPA ("Piggyback Shares") would materially and adversely affect the success or the price of the offering, then the number of shares to be included in such registration shall be reduced to the number recommended by such managing underwriter(s).
     Any such reduction shall be effected by (1) first reducing or eliminating the number of shares of Common Stock (if any) requested to be included in such registration by any shareholders of Flex other than SICPA, and (2) then, if and to the extent further reductions are necessary, by reducing the number of Piggyback Shares.

          (iii) Flex shall not be obligated to effect any Piggyback Registration of Common Stock under this Section 2 incidental to the registration of any shares of Common Stock (A) filed on SEC Form S-4 or any successor form thereto, (B) in connection with any merger, consolidation, acquisition, exchange offer, recapitalization or other reorganization of Flex or (C) in connection with any offering of securities made solely to stockholders of Flex.

     c. Selection of Underwriters. Flex shall have the right to select the managing underwriter(s) for any Piggyback Registration, which selection will be made by Flex in its sole discretion.

3.   Holdback Agreements

     SICPA agrees not to effect any public sale or distribution of Common Stock during the seven (7) days prior to, and the ninety (90) day period beginning on, the effective date of any Demand Registration or any Piggyback Registration, as the case may be (except as part of such registration), unless Flex and the underwriter(s) managing the registered offering otherwise agree to a shorter period.

4.   Registration Procedures

     a. Flex's Efforts. Whenever SICPA requests that its shares of Common Stock be registered pursuant to this Agreement, Flex will use its best efforts to effect the registration and the sale of such shares in accordance with the intended method of disposition thereof, and pursuant thereto Flex will as expeditiously as possible:

          (i) prepare and file with the SEC a registration statement with respect to such shares of Common Stock and use its best efforts to cause such registration statement to become effective (provided that, before filing a registration statement or prospectus or any amendments or supplements thereto, Flex will furnish to the counsel of SICPA such registration statement and copies of all such other documents proposed to be filed);

          (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than ninety (90) days, and comply with the provisions of the Securities Act with respect to the disposition of all shares of Common Stock covered by such registration statement during such period and until the earlier of such time as all of such shares of Common Stock have been disposed of in accordance with the intended methods of disposition by SICPA set forth in such registration statement or the expiration of sixty (60) days after such registration statement becomes effective, SICPA being hereby required promptly to inform Flex in writing when the distribution of such securities pursuant to such registration statement has been completed);

          (iii) furnish to SICPA such number of conformed copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as SICPA may reasonably request in order to facilitate the disposition of the shares of Common Stock owned by SICPA;

          (iv) use its best efforts to register or qualify such shares of Common Stock under such other securities or blue sky laws of such jurisdictions as SICPA may reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable SICPA to consummate the disposition of Common Stock in such jurisdictions (provided that Flex will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction);

          (v) use its best efforts to list all such shares of Common Stock on each securities exchange or quotation service on which similar securities issued by Flex are then listed, if any;

          (vi) provide a transfer agent and registrar for all such shares of Common Stock not later than the effective date of such registration statement;

          (vii) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as SICPA may reasonably request in order to expedite or facilitate the disposition of such shares of Common Stock (including, without limitation, effecting a stock split or a combination of shares applicable to all shareholders of Flex equally);

          (viii) make available for inspection by SICPA, any underwriter(s) participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by SICPA or the underwriter(s), all financial and other records, pertinent corporate documents and properties of Flex, and cause Flex's officers, directors, employees and independent accountants to supply all information reasonably requested by SICPA or the underwriter(s), or any attorney, accountant or agent of SICPA or the underwriter(s) in connection with such registration statement;

          (ix) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of Flex's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

          (x) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any shares of Common Stock included in such registration statement for sale in any jurisdiction, Flex will use its best efforts promptly to obtain the withdrawal of such order;

          (xi) obtain a cold comfort letter from Flex's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as SICPA may reasonably request; and

          (xii) promptly notify SICPA: (A) when any registration statement, any pre-effective amendment, the prospectus or any prospectus supplement related thereto or post-effective amendment to such registration statement has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective; (B) of any request by the SEC for amendments or supplements to such registration statement or the prospectus related thereto or for additional information; (C) of the issuance by the SEC of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose; (D) of the receipt by Flex of any notification with respect to the suspension of the qualification of any of the shares of Common Stock for sale under the securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose; and (E) of the existence of any fact of which Flex becomes aware which results in such registration statement, the prospectus related thereto or any document incorporated therein by reference containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statement therein in light of the circumstances under which they were made not misleading; and, in the case of the notification relating to an event described in clause (E) hereof, Flex shall promptly prepare and furnish to SICPA and each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of any such Common Stock, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading.

     b. SICPA's Efforts. SICPA shall cooperate with Flex in the registration of any shares of Common Stock owned by SICPA by (1) furnishing promptly to Flex such information regarding SICPA, the distribution of the shares to be registered and any other information that Flex may reasonably request in connection with the registration and (2) completing and executing all questionnaires, powers of attorney, underwriting agreements and other documents reasonably required in connection with the registration. SICPA hereby agrees that, upon receipt of any notice of the happening of: (x) any event of the kind described in clause (C) of Section 4.a.(xii), SICPA will discontinue its disposition of shares of Common Stock pursuant to the registration statement relating to such shares until the stop order shall have been lifted or rescinded; (y) any event of the kind described in clause (D) of Section 4.a.(xii), SICPA will discontinue its disposition of shares of Common Stock pursuant to the registration statement relating to such shares in the jurisdiction with respect to which the suspension of the qualification of any of the shares for sale has occurred, until the suspension shall have been lifted or rescinded; and (z) any event of the kind described in clause (E) of Section 4.a.(xii), SICPA will discontinue its disposition of shares of Common Stock pursuant to the registration statement relating to such shares until the receipt by SICPA of the copies of the supplemented or amended prospectus contemplated by
Section 4.a.(xii) and, if so directed by Flex, will deliver to Flex (at Flex's expense) all copies, other than permanent file copies, then in the possession of SICPA of the prospectus relating to such shares of Common Stock. In the case of a Demand Registration, if the disposition by SICPA of its shares of Common Stock is discontinued pursuant to the foregoing sentence, unless Flex extends the period of effectiveness of the registration statement by the number of days during the period from and including the date of the giving of such notice to and including the date when either (I) the stop order or suspension of qualification shall have been lifted or rescinded or (II) SICPA shall have received copies of the supplemented or amended prospectus contemplated by Section 4.a.(xii), as the case may be, and unless SICPA continues to participate in such registration as extended, then SICPA shall be entitled to another Demand Registration and such discontinued or extended registration shall not be counted against the number of Demand Registrations to which SICPA is entitled under Section 1.a.(i) hereof.

5.   Registration Expenses

     For purposes of this Exhibit B, "Registration Expenses" shall mean all expenses incident to Flex's performance of or compliance with this Exhibit B, including without limitation, (i) all registration and filing fees, (ii) fees and expenses of compliance with securities or blue sky laws, (iii) printing expenses, messenger and delivery expenses, (iv) fees for listing the securities to be registered on securities exchanges or on the National Association of Securities Dealers automated quotation system, (v) fees and disbursements of counsel for Flex and all independent certified public accountants, underwriters and other persons retained by Flex, and
(vi) underwriting discounts or commissions. All Registration Expenses will be borne by Flex, except that (i) any underwriting discounts or commissions with respect to shares of Common Stock included either in any Demand Registration or in any Piggyback Registration will be borne by and allocated to SICPA in proportion to its shares so registered, (ii) SICPA shall bear the expense of the fees and disbursements of any counsel retained solely by SICPA and (iii) in the case of any Demand Registration, SICPA shall bear a portion of the Registration Expenses (other than any Registration Expenses of the type described in clauses (i) and (ii), which are to be determined in accordance with clauses (i) and (ii)), which portion shall be allocated to SICPA in proportion to its shares so registered.


6.   Indemnification

     a. By Flex. Flex agrees to indemnify and hold harmless, to the fullest extent permitted by law, SICPA and each of SICPA's officers and directors and each person, if any, who controls SICPA within the meaning of the Securities Act (each such person being hereinafter referred to as an "Indemnified Party"), against any losses, claims, damages, liabilities and expenses, joint or several, to which such Indemnified Party may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement of any material fact contained in any registration statement under which such shares of Common Stock were registered under the Securities Act, any preliminary prospectus or final prospectus included therein, or any amendment thereof or supplement thereto, or any document incorporated by reference therein, or (ii) any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and Flex will reimburse such Indemnified Party for any legal or other expenses reasonably incurred by it, as and when incurred, in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that Flex shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon or is caused by (A) an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to Flex by or on behalf of such Indemnified Party expressly for use in the preparation thereof, or (B) such Indemnified Party's failure to deliver a copy of such registration statement, prospectus, amendment or supplement after Flex has furnished such Indemnified Party with such number of copies of the same as such Indemnified Party may reasonably request. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of such securities by such Indemnified Party.

     b. By SICPA. Flex may require, as a condition to including any of SICPA's shares of Common Stock in any registration statement filed pursuant to Section 1 or 2 hereof, that Flex shall have received an undertaking reasonably satisfactory to it from SICPA to indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) of this Section 6) Flex, each director of Flex, each person named as or about to become a director of Flex, each officer of Flex and each other person, if any, who controls Flex within the meaning of the Securities Act, with respect to any statement in or omission from such registration statement, any preliminary prospectus or final prospectus included therein, or any amendment thereof or supplement thereto, if such statement or omission was made in reliance upon and in conformity with written information expressly furnished to Flex by or on behalf of SICPA for use in the preparation of such registration statement, preliminary prospectus, final prospectus, amendment or supplement; provided, however, that such indemnity shall be limited to the amount of the net proceeds received by SICPA from the sale of shares of Common Stock pursuant to such registration statement, except in the case of any material misstatement or omission knowingly and willfully made by SICPA in written information expressly furnished to Flex or the underwriters by or on behalf of SICPA for use in the preparation of such registration statement, preliminary prospectus, final prospectus, amendment or supplement, as to which no such limitation shall apply. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Flex or any such director, officer or controlling person and shall survive the transfer of such securities by SICPA.


     c. Procedural Matters. A party from whom indemnity shall be sought pursuant to the provisions of this Section 6 shall not be liable with respect to such indemnity under paragraph (a) or (b) of this Section 6 unless the indemnified party shall have given written notice to such indemnifying party of the nature of such claim promptly after receipt by such indemnified party of notice of the commencement of any action or proceeding involving such claim; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve such indemnifying party from any liability which it may have to such indemnified party (X) otherwise than on account of this Section 6 or (Y) except to the extent that the failure to give such notice shall have been materially prejudicial to such indemnifying party. Unless in the reasonable judgment of the indemnified party a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, the indemnifying party shall be entitled to participate in and to assume the defense of any such claim, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof. In the case of conflict of interest as set forth above, the indemnifying party shall pay the reasonable fees and expenses of one counsel for all parties indemnified by such indemnifying party with respect to such claim. In no event will the indemnifying party be subject to any liability for any settlement made by any indemnified party without its consent.

7.   Participation in Underwritten Registrations

     SICPA may not participate in any registration hereunder which is underwritten unless SICPA (a) agrees to sell its securities on the basis provided in any underwriting arrangements approved by the person or persons entitled to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

8.   Definitions

     Unless otherwise defined herein, all capitalized terms shall have the meaning ascribed thereto in the Settlement Agreement to which these Registration Rights are an Exhibit.

9.   Assignment

     SICPA may assign its rights and duties hereunder to any person who acquires from SICPA shares of Common Stock.



                                                                  EXHIBIT D



                             BY-LAW AMENDMENT


          Audit Committee. The Board of Directors shall appoint an Audit Committee, the responsibilities of which shall be (i) to review with management and the corporation's independent public accountant the scope of services required by its audit, significant accounting policies, and audit conclusions regarding significant accounting estimates, (ii) to review with management and the corporation's independent public accountant their assessments of the adequacy of internal controls, and the resolution of identified material weaknesses and reportable conditions in internal controls, including the prevention or detection of management override or compromise of the internal control system, (iii) to review with management and the corporation's independent public accountant the institution's compliance with applicable laws, (iv) to discuss with management the selection and termination of the corporation's independent public accountant and any significant disagreements between the accountants and management, (v) to oversee the internal audit function, and (vi) such other duties as the Board of Directors may designate. The Audit Committee shall maintain minutes and other relevant records of its meetings, shall meet at any time upon the request of any member of the Board of Directors and shall make a report to the full Board of Directors at the meeting of the Board of Directors next succeeding any meeting of the Audit Committee. The composition of the Audit Committee shall be one director designated by SICPA, one director designated by OCLI, and one member of senior management of the corporation who is not otherwise employed by either SICPA or OCLI. This provision may not be amended unless and until the corporation consummates an underwritten public offering of its common stock registered under the Securities Act of 1933.


                                                                  EXHIBIT B



                                REGISTRATION RIGHTS



1.   Demand Registrations


     a.   Requests for Registration.

          (i) Subject to the terms and conditions hereof, at any time and from time to time after the date of the first Public Offering of Flex Common Stock SICPA may request in writing registration under the Securities Act of 1933, as amended (the "Securities Act"), of all or part of its Common Stock (any such requested registration is hereinafter referred to as a "Demand Registration"). The number of Demand Registrations SICPA shall be entitled to request shall be two
     (2).

          (ii) An SEC registration of Common Stock shall not be counted as a Demand Registration for purposes of the limit in Section 1.a.(i) of this Exhibit B until such registration has become effective (unless such Demand Registration has not become effective due solely to the fault of SICPA). Each request for a Demand Registration shall specify the approximate number of shares of Common Stock requested to be registered and the anticipated per share price range for such offering.

          (iii) If, in connection with any Demand Registration, the managing underwriter(s) to Flex in connection with such SEC registration advises Flex in writing that, in its opinion, the number of shares of Common Stock to be registered would materially and adversely affect the success or price of the offering, then the number of shares to be included in such Demand Registration shall be reduced to the number recommended by such managing underwriter(s). Any such reduction shall be effected by (1) first reducing or eliminating the number of shares of Common Stock (if any) requested to be included in such registration by any shareholders of Flex other than SICPA and (2) then, if and to the extent further reductions are necessary, by reducing the number of shares of Common Stock requested to be included therein by SICPA. If by such reduction the number of shares of Common Stock included in such registration for SICPA represents less than one-third of the total number of shares requested to be registered by SICPA, then such registration shall not be counted against the number of Demand Registrations to which SICPA is entitled under Section 1.a.(i) hereof.

     b. Best Efforts. Flex shall promptly and diligently use its best efforts to effect the registration under the Securities Act of the Common Stock which Flex has been so requested to register by SICPA. Flex shall use its best efforts to effect such registration on whichever registration form the Board of Directors of Flex shall determine in its discretion is appropriate in accordance with the intended method of disposition of such shares; provided, however, that Flex shall use its best efforts to effect such registration on SEC Form S-3 (or any successor form to Form S-3) if so requested by SICPA unless (1) Form S-3 (or any successor form to Form S-3) is not available for such offering, (2) the aggregate net offering price (after deducting any underwriting discounts and commissions) of the shares to be so registered is less than $1,000,000, or (3) Flex shall notify SICPA that, in the good faith judgment of the Board of Directors of Flex, it would not be in the best interests of Flex and its stockholders for a Form S-3 registration to be effective at that time.

     c. Restrictions on Demand Registrations. Flex's obligation to use its best efforts to effect a Demand Registration pursuant to this Section 1 is subject to each of the following limitations, conditions, qualifications and provisions:

          (i) Flex will not be obligated to effect any Demand Registration within any time period (not to exceed six months) requested by the managing underwriter(s) of any previous registered offering of Common Stock.

          (ii) Flex shall be entitled to postpone the filing of any registration statement otherwise required to be prepared and filed by Flex pursuant to any Demand Registration for a reasonable period of time, but not in excess of 90 days, if Flex determines in its reasonable judgment and in good faith that the registration and distribution of Common Stock under such Demand Registration would have an adverse effect on any pending or proposed equity or debt financing, acquisition, merger, consolidation, tender offer, corporate reorganization or similar transaction involving Flex or would require premature disclosure thereof. In such event, Flex shall promptly give SICPA written notice of such determination, containing a general statement of the reasons for such postponement. If Flex shall so postpone the filing of a registration statement, SICPA shall have the right to withdraw the Demand Registration by giving written notice to Flex within twenty (20) days after receipt of the postponement notice. In the event of such withdrawal, such Demand Registration shall not be counted for purposes of determining the number of Demand Registrations to which SICPA is entitled under Section 1.a.(i) of this Exhibit B.

     (d) Selection of Underwriters. Flex shall have the right to select the managing underwriter(s) for any Demand Registration, subject to SICPA's approval, which approval will not be unreasonably withheld.

2.   Piggyback Registrations


     a.   Right to Piggyback.  Subject to the limitations set forth in
Section 2.b. of this Exhibit B, at any time and from time to time after the date of the first Public Offering of Flex Common Stock whenever Flex proposes to register under the Securities Act any Common Stock, Flex will give prompt written notice to SICPA of its intention to effect such a registration and will use its best efforts to include in such registration all shares of Common Stock with respect to which SICPA gives Flex written request for inclusion therein within fifteen (15) days after the receipt of Flex's notice (any such requested inclusion is hereinafter referred to as a "Piggyback Registration").

     b. Restrictions on Piggyback Registrations. Flex's obligation to use its best efforts to effect any registration pursuant to this Section 2 is subject to each of the following limitations, conditions, qualifications and provisions:

          (i) If, at any time before or after giving written notice pursuant to this Section 2 of its intention to register shares of Common Stock and prior to the effective date of the registration statement filed in connection with such registration, Flex shall determine for any reason not to proceed with such registration, Flex may give written notice of such determination to SICPA and thereupon shall be relieved of its obligation to use its best efforts to register any shares of Common Stock in connection with such registration, but without prejudice to the rights of SICPA to request that such registration be effected as a Demand Registration pursuant to the terms and conditions of Section 1.

          (ii) If, in the written opinion of the managing underwriter(s) of Flex in connection with any registration pursuant to this Section 2, the distribution of the additional securities requested to be included in such registration by SICPA ("Piggyback Shares") would materially and adversely affect the success or the price of the offering, then the number of shares to be included in such registration shall be reduced to the number recommended by such managing underwriter(s).
     Any such reduction shall be effected by (1) first reducing or eliminating the number of shares of Common Stock (if any) requested to be included in such registration by any shareholders of Flex other than SICPA, and (2) then, if and to the extent further reductions are necessary, by reducing the number of Piggyback Shares.

          (iii) Flex shall not be obligated to effect any Piggyback Registration of Common Stock under this Section 2 incidental to the registration of any shares of Common Stock (A) filed on SEC Form S-4 or any successor form thereto, (B) in connection with any merger, consolidation, acquisition, exchange offer, recapitalization or other reorganization of Flex or (C) in connection with any offering of securities made solely to stockholders of Flex.

     c. Selection of Underwriters. Flex shall have the right to select the managing underwriter(s) for any Piggyback Registration, which selection will be made by Flex in its sole discretion.

3.   Holdback Agreements


     SICPA agrees not to effect any public sale or distribution of Common Stock during the seven (7) days prior to, and the ninety (90) day period beginning on, the effective date of any Demand Registration or any Piggyback Registration, as the case may be (except as part of such registration), unless Flex and the underwriter(s) managing the registered offering otherwise agree to a shorter period.

4.   Registration Procedures


     a. Flex's Efforts. Whenever SICPA requests that its shares of Common Stock be registered pursuant to this Agreement, Flex will use its best efforts to effect the registration and the sale of such shares in accordance with the intended method of disposition thereof, and pursuant thereto Flex will as expeditiously as possible:

          (i) prepare and file with the SEC a registration statement with respect to such shares of Common Stock and use its best efforts to cause such registration statement to become effective (provided that, before filing a registration statement or prospectus or any amendments or supplements thereto, Flex will furnish to the counsel of SICPA such registration statement and copies of all such other documents proposed to be filed);

          (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than ninety (90) days, and comply with the provisions of the Securities Act with respect to the disposition of all shares of Common Stock covered by such registration statement during such period and until the earlier of such time as all of such shares of Common Stock have been disposed of in accordance with the intended methods of disposition by SICPA set forth in such registration statement or the expiration of sixty (60) days after such registration statement becomes effective, SICPA being hereby required promptly to inform Flex in writing when the distribution of such securities pursuant to such registration statement has been completed);

          (iii) furnish to SICPA such number of conformed copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as SICPA may reasonably request in order to facilitate the disposition of the shares of Common Stock owned by SICPA;

          (iv) use its best efforts to register or qualify such shares of Common Stock under such other securities or blue sky laws of such jurisdictions as SICPA may reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable SICPA to consummate the disposition of Common Stock in such jurisdictions (provided that Flex will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction);

          (v) use its best efforts to list all such shares of Common Stock on each securities exchange or quotation service on which similar securities issued by Flex are then listed, if any;

          (vi) provide a transfer agent and registrar for all such shares of Common Stock not later than the effective date of such registration statement;

          (vii) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as SICPA may reasonably request in order to expedite or facilitate the disposition of such shares of Common Stock (including, without limitation, effecting a stock split or a combination of shares applicable to all shareholders of Flex equally);

          (viii) make available for inspection by SICPA, any underwriter(s) participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by SICPA or the underwriter(s), all financial and other records, pertinent corporate documents and properties of Flex, and cause Flex's officers, directors, employees and independent accountants to supply all information reasonably requested by SICPA or the underwriter(s), or any attorney, accountant or agent of SICPA or the underwriter(s) in connection with such registration statement;

          (ix) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of Flex's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

          (x) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any shares of Common Stock included in such registration statement for sale in any jurisdiction, Flex will use its best efforts promptly to obtain the withdrawal of such order;

          (xi) obtain a cold comfort letter from Flex's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as SICPA may reasonably request; and

          (xii) promptly notify SICPA: (A) when any registration statement, any pre-effective amendment, the prospectus or any prospectus supplement related thereto or post-effective amendment to such registration statement has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective; (B) of any request by the SEC for amendments or supplements to such registration statement or the prospectus related thereto or for additional information; (C) of the issuance by the SEC of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose; (D) of the receipt by Flex of any notification with respect to the suspension of the qualification of any of the shares of Common Stock for sale under the securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose; and (E) of the existence of any fact of which Flex becomes aware which results in such registration statement, the prospectus related thereto or any document incorporated therein by reference containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statement therein in light of the circumstances under which they were made not misleading; and, in the case of the notification relating to an event described in clause (E) hereof, Flex shall promptly prepare and furnish to SICPA and each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of any such Common Stock, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading.

     b. SICPA's Efforts. SICPA shall cooperate with Flex in the registration of any shares of Common Stock owned by SICPA by (1) furnishing promptly to Flex such information regarding SICPA, the distribution of the shares to be registered and any other information that Flex may reasonably request in connection with the registration and (2) completing and executing all questionnaires, powers of attorney, underwriting agreements and other documents reasonably required in connection with the registration. SICPA hereby agrees that, upon receipt of any notice of the happening of: (x) any event of the kind described in clause (C) of Section 4.a.(xii), SICPA will discontinue its disposition of shares of Common Stock pursuant to the registration statement relating to such shares until the stop order shall have been lifted or rescinded; (y) any event of the kind described in clause (D) of Section 4.a.(xii), SICPA will discontinue its disposition of shares of Common Stock pursuant to the registration statement relating to such shares in the jurisdiction with respect to which the suspension of the qualification of any of the shares for sale has occurred, until the suspension shall have been lifted or rescinded; and (z) any event of the kind described in clause (E) of Section 4.a.(xii), SICPA will discontinue its disposition of shares of Common Stock pursuant to the registration statement relating to such shares until the receipt by SICPA of the copies of the supplemented or amended prospectus contemplated by
Section 4.a.(xii) and, if so directed by Flex, will deliver to Flex (at Flex's expense) all copies, other than permanent file copies, then in the possession of SICPA of the prospectus relating to such shares of Common Stock. In the case of a Demand Registration, if the disposition by SICPA of its shares of Common Stock is discontinued pursuant to the foregoing sentence, unless Flex extends the period of effectiveness of the registration statement by the number of days during the period from and including the date of the giving of such notice to and including the date when either (I) the stop order or suspension of qualification shall have been lifted or rescinded or (II) SICPA shall have received copies of the supplemented or amended prospectus contemplated by Section 4.a.(xii), as the case may be, and unless SICPA continues to participate in such registration as extended, then SICPA shall be entitled to another Demand Registration and such discontinued or extended registration shall not be counted against the number of Demand Registrations to which SICPA is entitled under Section 1.a.(i) hereof.

5.   Registration Expenses

     For purposes of this Exhibit B, "Registration Expenses" shall mean all expenses incident to Flex's performance of or compliance with this Exhibit B, including without limitation, (i) all registration and filing fees, (ii) fees and expenses of compliance with securities or blue sky laws, (iii) printing expenses, messenger and delivery expenses, (iv) fees for listing the securities to be registered on securities exchanges or on the National Association of Securities Dealers automated quotation system, (v) fees and disbursements of counsel for Flex and all independent certified public accountants, underwriters and other persons retained by Flex, and
(vi) underwriting discounts or commissions. All Registration Expenses will be borne by Flex, except that (i) any underwriting discounts or commissions with respect to shares of Common Stock included either in any Demand Registration or in any Piggyback Registration will be borne by and allocated to SICPA in proportion to its shares so registered, (ii) SICPA shall bear the expense of the fees and disbursements of any counsel retained solely by SICPA and (iii) in the case of any Demand Registration, SICPA shall bear a portion of the Registration Expenses (other than any Registration Expenses of the type described in clauses (i) and (ii), which are to be determined in accordance with clauses (i) and (ii)), which portion shall be allocated to SICPA in proportion to its shares so registered.

6.   Indemnification

     a. By Flex. Flex agrees to indemnify and hold harmless, to the fullest extent permitted by law, SICPA and each of SICPA's officers and directors and each person, if any, who controls SICPA within the meaning of the Securities Act (each such person being hereinafter referred to as an "Indemnified Party"), against any losses, claims, damages, liabilities and expenses, joint or several, to which such Indemnified Party may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement of any material fact contained in any registration statement under which such shares of Common Stock were registered under the Securities Act, any preliminary prospectus or final prospectus included therein, or any amendment thereof or supplement thereto, or any document incorporated by reference therein, or (ii) any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and Flex will reimburse such Indemnified Party for any legal or other expenses reasonably incurred by it, as and when incurred, in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that Flex shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon or is caused by (A) an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to Flex by or on behalf of such Indemnified Party expressly for use in the preparation thereof, or (B) such Indemnified Party's failure to deliver a copy of such registration statement, prospectus, amendment or supplement after Flex has furnished such Indemnified Party with such number of copies of the same as such Indemnified Party may reasonably request. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of such securities by such Indemnified Party.

     b. By SICPA. Flex may require, as a condition to including any of SICPA's shares of Common Stock in any registration statement filed pursuant to Section 1 or 2 hereof, that Flex shall have received an undertaking reasonably satisfactory to it from SICPA to indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) of this Section 6) Flex, each director of Flex, each person named as or about to become a director of Flex, each officer of Flex and each other person, if any, who controls Flex within the meaning of the Securities Act, with respect to any statement in or omission from such registration statement, any preliminary prospectus or final prospectus included therein, or any amendment thereof or supplement thereto, if such statement or omission was made in reliance upon and in conformity with written information expressly furnished to Flex by or on behalf of SICPA for use in the preparation of such registration statement, preliminary prospectus, final prospectus, amendment or supplement; provided, however, that such indemnity shall be limited to the amount of the net proceeds received by SICPA from the sale of shares of Common Stock pursuant to such registration statement, except in the case of any material misstatement or omission knowingly and willfully made by SICPA in written information expressly furnished to Flex or the underwriters by or on behalf of SICPA for use in the preparation of such registration statement, preliminary prospectus, final prospectus, amendment or supplement, as to which no such limitation shall apply. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Flex or any such director, officer or controlling person and shall survive the transfer of such securities by SICPA.

     c. Procedural Matters. A party from whom indemnity shall be sought pursuant to the provisions of this Section 6 shall not be liable with respect to such indemnity under paragraph (a) or (b) of this Section 6 unless the indemnified party shall have given written notice to such indemnifying party of the nature of such claim promptly after receipt by such indemnified party of notice of the commencement of any action or proceeding involving such claim; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve such indemnifying party from any liability which it may have to such indemnified party (X) otherwise than on account of this Section 6 or (Y) except to the extent that the failure to give such notice shall have been materially prejudicial to such indemnifying party. Unless in the reasonable judgment of the indemnified party a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, the indemnifying party shall be entitled to participate in and to assume the defense of any such claim, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof. In the case of conflict of interest as set forth above, the indemnifying party shall pay the reasonable fees and expenses of one counsel for all parties indemnified by such indemnifying party with respect to such claim. In no event will the indemnifying party be subject to any liability for any settlement made by any indemnified party without its consent.

7.   Participation in Underwritten Registrations

     SICPA may not participate in any registration hereunder which is underwritten unless SICPA (a) agrees to sell its securities on the basis provided in any underwriting arrangements approved by the person or persons entitled to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

8.   Definitions


     Unless otherwise defined herein, all capitalized terms shall have the meaning ascribed thereto in the Settlement Agreement to which these Registration Rights are an Exhibit.


9.   Assignment


     SICPA may assign its rights and duties hereunder to any person who acquires from SICPA shares of Common Stock.

                                                                  EXHIBIT A


                             FIRST AMENDMENT TO

                         LICENSE AND SUPPLY AGREEMENT

                              BY AND BETWEEN

                            FLEX PRODUCTS, INC.

                                 AND

                           SICPA HOLDING S.A.




                          NOVEMBER 19, 1997





                          FIRST AMENDMENT TO


                      LICENSE AND SUPPLY AGREEMENT


      FIRST AMENDMENT TO AGREEMENT dated November 19, 1997, by and between Flex Products, Inc., a Delaware corporation ("Flex") and SICPA HOLDING S.A., a Swiss corporation ("SICPA").

                          W I T N E S S E T H:

      WHEREAS, Flex and SICPA are currently parties to a License and Supply Agreement dated as of December 2, 1994 providing for the purchase and sale of optically variable pigment ("OVP") (the "1994 Agreement");

      WHEREAS, Flex and SICPA wish to amend the 1994 Agreement by means of this First Amendment to the 1994 Agreement;

      NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, the parties hereby agree as follows:

      Section 1.1.1(b) shall be amended and replaced to read in full as follows:

           The parties agree to use the "STAC" referenced in Section 3.16 of the Settlement Agreement, dated November 19, 1997, by and between SICPA, Flex, OCLI and the other parties named therein, during the term of this Agreement, to implement all of the provisions of the Memorandum of Alliance and the Joint Venture Agreement, copies of which are attached hereto as Exhibits I and J, respectively. In the event the STAC is discontinued the parties agree to re-establish the Committee pursuant to the original provisions of Section 1.1.1(b) prior to this Amendment. The parties agree that, notwithstanding the existing terms of the Memorandum of Alliance and the Joint Venture Agreement to the contrary, the Memorandum of Alliance and the Joint Venture Agreement shall remain in effect during the Term of this Agreement, and the parties shall execute such amendments thereto which may be proper to extend the length of the respective terms of the Memorandum of Alliance and the Joint Venture Agreement to conform to length of the Term (as such term is defined in Section 13 below).

      Section 3 of the 1994 Agreement shall be amended and replaced to read in full as follows:

           3. Changes to Price and Quantity. During the period from March 1, 2000 through June 30, 2000 and the period March 1, 2005 through June 30, 2005, the parties shall discuss what the price and quantity terms of this Agreement shall be for the period 11/1/2000 through 10/31/2005 and 11/1/2005 through 12/31/2009 respectively. In the event that the parties cannot agree to any other provisions, the price for OVP shall be the price set forth in Section 4, as adjusted by Section 5.6 for periods after 10/31/2000, the minimum and maximum quantities for the period 11/1/2000 through 10/31/2005 shall be the same as for the year ended 10/31/2000, and the minimum and maximum quantities for the period 11/1/2005 through 12/31/2009 shall be the same as for the year ended 10/31/2005 (prorated on a month-for-month basis for the period from 11/1/2009 to 12/31/2009).

      Section 4.3 of the 1994 Agreement shall be amended and replaced to read in full as follows:

           4.3  Price Adjustment.  The price per kilogram set shall be as set forth below without adjustment pursuant to Sections 4.2 and 5.6 from November 1, 1997 through October 31, 2000:

                                    Base Price/Kg (before
                                    increases pursuant to
      Purchases per Year            Sections 4.2 and 5.6)


                       [CONFIDENTIAL TREATMENT REQUESTED]


      The table set forth in 5.1(a) of the 1994 Agreement shall be amended and replaced to read in full as follows:

           5.1  Minimum Annual Purchases.


                5.1(a) Minimum Purchases Necessary to Maintain Exclusive

      License.  The parties agree that SICPA shall purchase from Flex minimum amounts of OVP set forth below for the periods indicated:

           Year               Minimum                      Maximum


                     [CONFIDENTIAL TREATMENT REQUESTED]


            Section 14 of the 1994 Agreement shall be amended and replaced to read in full as follows:

                       14. [CONFIDENTIAL TREATMENT REQUESTED]

        Section 17 of the 1994 Agreement shall be amended and replaced to read in full as follows:

           17. Notices. All notices hereunder shall be in writing and shall be deemed to have been given either (i) when received, if delivered in person or transmitted by tested telex or facsimile, or
      (ii) three business days after having been mailed by registered or certified mail addressed as follows:


      To Flex:            Flex Products, Inc.
                          1402 Mariner Way
                          Santa Rosa, California 95407-7370
                          Attn:  Michael Sullivan
                          FAX: (707) 525-7725

      To SICPA:           SICPA Holding S.A.
                          Avenue de Florissant 41
                          1008 Prilly
                          Switzerland
                          Attention: President
                          FAX: 41-21-627-5505

      or to such changed address as such party may have fixed by notice provided that any notice of change of address shall be deemed to have been given when received.


      IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed, and intends this Agreement to be effective, as of the date first set forth above.

                          FLEX PRODUCTS, INC., a Delaware corporation



                          By


                          SICPA HOLDING S.A., a Swiss corporation



                          By

                                                                  EXHIBIT B



                            REGISTRATION RIGHTS



1.   Demand Registrations


     a.   Requests for Registration.


          (i) Subject to the terms and conditions hereof, at any time and from time to time after the date of the first Public Offering of Flex Common Stock SICPA may request in writing registration under the Securities Act of 1933, as amended (the "Securities Act"), of all or part of its Common Stock (any such requested registration is hereinafter referred to as a "Demand Registration"). The number of Demand Registrations SICPA shall be entitled to request shall be two
     (2).
          (ii) An SEC registration of Common Stock shall not be counted as a Demand Registration for purposes of the limit in Section 1.a.(i) of this Exhibit B until such registration has become effective (unless such Demand Registration has not become effective due solely to the fault of SICPA). Each request for a Demand Registration shall specify the approximate number of shares of Common Stock requested to be registered and the anticipated per share price range for such offering.

          (iii) If, in connection with any Demand Registration, the managing underwriter(s) to Flex in connection with such SEC registration advises Flex in writing that, in its opinion, the number of shares of Common Stock to be registered would materially and adversely affect the success or price of the offering, then the number of shares to be included in such Demand Registration shall be reduced to the number recommended by such managing underwriter(s). Any such reduction shall be effected by (1) first reducing or eliminating the number of shares of Common Stock (if any) requested to be included in such registration by any shareholders of Flex other than SICPA and (2) then, if and to the extent further reductions are necessary, by reducing the number of shares of Common Stock requested to be included therein by SICPA. If by such reduction the number of shares of Common Stock included in such registration for SICPA represents less than one-third of the total number of shares requested to be registered by SICPA, then such registration shall not be counted against the number of Demand Registrations to which SICPA is entitled under Section 1.a.(i) hereof.

     b. Best Efforts. Flex shall promptly and diligently use its best efforts to effect the registration under the Securities Act of the Common Stock which Flex has been so requested to register by SICPA. Flex shall use its best efforts to effect such registration on whichever registration form the Board of Directors of Flex shall determine in its discretion is appropriate in accordance with the intended method of disposition of such shares; provided, however, that Flex shall use its best efforts to effect such registration on SEC Form S-3 (or any successor form to Form S-3) if so requested by SICPA unless (1) Form S-3 (or any successor form to Form S-3) is not available for such offering, (2) the aggregate net offering price (after deducting any underwriting discounts and commissions) of the shares to be so registered is less than $1,000,000, or (3) Flex shall notify SICPA that, in the good faith judgment of the Board of Directors of Flex, it would not be in the best interests of Flex and its stockholders for a Form S-3 registration to be effective at that time.

     c. Restrictions on Demand Registrations. Flex's obligation to use its best efforts to effect a Demand Registration pursuant to this Section 1 is subject to each of the following limitations, conditions, qualifications and provisions:

          (i) Flex will not be obligated to effect any Demand Registration within any time period (not to exceed six months) requested by the managing underwriter(s) of any previous registered offering of Common Stock.

          (ii) Flex shall be entitled to postpone the filing of any registration statement otherwise required to be prepared and filed by Flex pursuant to any Demand Registration for a reasonable period of time, but not in excess of 90 days, if Flex determines in its reasonable judgment and in good faith that the registration and distribution of Common Stock under such Demand Registration would have an adverse effect on any pending or proposed equity or debt financing, acquisition, merger, consolidation, tender offer, corporate reorganization or similar transaction involving Flex or would require premature disclosure thereof. In such event, Flex shall promptly give SICPA written notice of such determination, containing a general statement of the reasons for such postponement. If Flex shall so postpone the filing of a registration statement, SICPA shall have the right to withdraw the Demand Registration by giving written notice to Flex within twenty (20) days after receipt of the postponement notice. In the event of such withdrawal, such Demand Registration shall not be counted for purposes of determining the number of Demand Registrations to which SICPA is entitled under Section 1.a.(i) of this Exhibit B.

     (d) Selection of Underwriters. Flex shall have the right to select the managing underwriter(s) for any Demand Registration, subject to SICPA's approval, which approval will not be unreasonably withheld.

2.   Piggyback Registrations

     a.   Right to Piggyback.  Subject to the limitations set forth in
Section 2.b. of this Exhibit B, at any time and from time to time after the date of the first Public Offering of Flex Common Stock whenever Flex proposes to register under the Securities Act any Common Stock, Flex will give prompt written notice to SICPA of its intention to effect such a registration and will use its best efforts to include in such registration all shares of Common Stock with respect to which SICPA gives Flex written request for inclusion therein within fifteen (15) days after the receipt of Flex's notice (any such requested inclusion is hereinafter referred to as a "Piggyback Registration").


     b. Restrictions on Piggyback Registrations. Flex's obligation to use its best efforts to effect any registration pursuant to this Section 2 is subject to each of the following limitations, conditions, qualifications and provisions:

          (i) If, at any time before or after giving written notice pursuant to this Section 2 of its intention to register shares of Common Stock and prior to the effective date of the registration statement filed in connection with such registration, Flex shall determine for any reason not to proceed with such registration, Flex may give written notice of such determination to SICPA and thereupon shall be relieved of its obligation to use its best efforts to register any shares of Common Stock in connection with such registration, but without prejudice to the rights of SICPA to request that such registration be effected as a Demand Registration pursuant to the terms and conditions of Section 1.

          (ii) If, in the written opinion of the managing underwriter(s) of Flex in connection with any registration pursuant to this Section 2, the distribution of the additional securities requested to be included in such registration by SICPA ("Piggyback Shares") would materially and adversely affect the success or the price of the offering, then the number of shares to be included in such registration shall be reduced to the number recommended by such managing underwriter(s).
     Any such reduction shall be effected by (1) first reducing or eliminating the number of shares of Common Stock (if any) requested to be included in such registration by any shareholders of Flex other than SICPA, and (2) then, if and to the extent further reductions are necessary, by reducing the number of Piggyback Shares.

          (iii) Flex shall not be obligated to effect any Piggyback Registration of Common Stock under this Section 2 incidental to the registration of any shares of Common Stock (A) filed on SEC Form S-4 or any successor form thereto, (B) in connection with any merger, consolidation, acquisition, exchange offer, recapitalization or other reorganization of Flex or (C) in connection with any offering of securities made solely to stockholders of Flex.

     c. Selection of Underwriters. Flex shall have the right to select the managing underwriter(s) for any Piggyback Registration, which selection will be made by Flex in its sole discretion.

3.   Holdback Agreements

     SICPA agrees not to effect any public sale or distribution of Common Stock during the seven (7) days prior to, and the ninety (90) day period beginning on, the effective date of any Demand Registration or any Piggyback Registration, as the case may be (except as part of such registration), unless Flex and the underwriter(s) managing the registered offering otherwise agree to a shorter period.

4.   Registration Procedures


     a.   Flex's Efforts.  Whenever SICPA requests that its shares of

Common Stock be registered pursuant to this Agreement, Flex will use its best efforts to effect the registration and the sale of such shares in accordance with the intended method of disposition thereof, and pursuant thereto Flex will as expeditiously as possible:

          (i) prepare and file with the SEC a registration statement with respect to such shares of Common Stock and use its best efforts to cause such registration statement to become effective (provided that, before filing a registration statement or prospectus or any amendments or supplements thereto, Flex will furnish to the counsel of SICPA such registration statement and copies of all such other documents proposed to be filed);

          (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than ninety (90) days, and comply with the provisions of the Securities Act with respect to the disposition of all shares of Common Stock covered by such registration statement during such period and until the earlier of such time as all of such shares of Common Stock have been disposed of in accordance with the intended methods of disposition by SICPA set forth in such registration statement or the expiration of sixty (60) days after such registration statement becomes effective, SICPA being hereby required promptly to inform Flex in writing when the distribution of such securities pursuant to such registration statement has been completed);

          (iii) furnish to SICPA such number of conformed copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as SICPA may reasonably request in order to facilitate the disposition of the shares of Common Stock owned by SICPA;

          (iv) use its best efforts to register or qualify such shares of Common Stock under such other securities or blue sky laws of such jurisdictions as SICPA may reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable SICPA to consummate the disposition of Common Stock in such jurisdictions (provided that Flex will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction);

          (v) use its best efforts to list all such shares of Common Stock on each securities exchange or quotation service on which similar securities issued by Flex are then listed, if any;

          (vi) provide a transfer agent and registrar for all such shares of Common Stock not later than the effective date of such registration statement;

          (vii) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as SICPA may reasonably request in order to expedite or facilitate the disposition of such shares of Common Stock (including, without limitation, effecting a stock split or a combination of shares applicable to all shareholders of Flex equally);

          (viii) make available for inspection by SICPA, any underwriter(s) participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by SICPA or the underwriter(s), all financial and other records, pertinent corporate documents and properties of Flex, and cause Flex's officers, directors, employees and independent accountants to supply all information reasonably requested by SICPA or the underwriter(s), or any attorney, accountant or agent of SICPA or the underwriter(s) in connection with such registration statement;

          (ix) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of Flex's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

          (x) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any shares of Common Stock included in such registration statement for sale in any jurisdiction, Flex will use its best efforts promptly to obtain the withdrawal of such order;

          (xi) obtain a cold comfort letter from Flex's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as SICPA may reasonably request; and

          (xii) promptly notify SICPA: (A) when any registration statement, any pre-effective amendment, the prospectus or any prospectus supplement related thereto or post-effective amendment to such registration statement has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective; (B) of any request by the SEC for amendments or supplements to such registration statement or the prospectus related thereto or for additional information; (C) of the issuance by the SEC of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose; (D) of the receipt by Flex of any notification with respect to the suspension of the qualification of any of the shares of Common Stock for sale under the securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose; and (E) of the existence of any fact of which Flex becomes aware which results in such registration statement, the prospectus related thereto or any document incorporated therein by reference containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statement therein in light of the circumstances under which they were made not misleading; and, in the case of the notification relating to an event described in clause (E) hereof, Flex shall promptly prepare and furnish to SICPA and each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of any such Common Stock, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading.

     b. SICPA's Efforts. SICPA shall cooperate with Flex in the registration of any shares of Common Stock owned by SICPA by (1) furnishing promptly to Flex such information regarding SICPA, the distribution of the shares to be registered and any other information that Flex may reasonably request in connection with the registration and (2) completing and executing all questionnaires, powers of attorney, underwriting agreements and other documents reasonably required in connection with the registration. SICPA hereby agrees that, upon receipt of any notice of the happening of: (x) any event of the kind described in clause (C) of Section 4.a.(xii), SICPA will discontinue its disposition of shares of Common Stock pursuant to the registration statement relating to such shares until the stop order shall have been lifted or rescinded; (y) any event of the kind described in clause (D) of Section 4.a.(xii), SICPA will discontinue its disposition of shares of Common Stock pursuant to the registration statement relating to such shares in the jurisdiction with respect to which the suspension of the qualification of any of the shares for sale has occurred, until the suspension shall have been lifted or rescinded; and (z) any event of the kind described in clause (E) of Section 4.a.(xii), SICPA will discontinue its disposition of shares of Common Stock pursuant to the registration statement relating to such shares until the receipt by SICPA of the copies of the supplemented or amended prospectus contemplated by
Section 4.a.(xii) and, if so directed by Flex, will deliver to Flex (at Flex's expense) all copies, other than permanent file copies, then in the possession of SICPA of the prospectus relating to such shares of Common Stock. In the case of a Demand Registration, if the disposition by SICPA of its shares of Common Stock is discontinued pursuant to the foregoing sentence, unless Flex extends the period of effectiveness of the registration statement by the number of days during the period from and including the date of the giving of such notice to and including the date when either (I) the stop order or suspension of qualification shall have been lifted or rescinded or (II) SICPA shall have received copies of the supplemented or amended prospectus contemplated by Section 4.a.(xii), as the case may be, and unless SICPA continues to participate in such registration as extended, then SICPA shall be entitled to another Demand Registration and such discontinued or extended registration shall not be counted against the number of Demand Registrations to which SICPA is entitled under Section 1.a.(i) hereof.

5.   Registration Expenses


     For purposes of this Exhibit B, "Registration Expenses" shall mean all expenses incident to Flex's performance of or compliance with this Exhibit B, including without limitation, (i) all registration and filing fees, (ii) fees and expenses of compliance with securities or blue sky laws, (iii) printing expenses, messenger and delivery expenses, (iv) fees for listing the securities to be registered on securities exchanges or on the National Association of Securities Dealers automated quotation system, (v) fees and disbursements of counsel for Flex and all independent certified public accountants, underwriters and other persons retained by Flex, and
(vi) underwriting discounts or commissions. All Registration Expenses will be borne by Flex, except that (i) any underwriting discounts or commissions with respect to shares of Common Stock included either in any Demand Registration or in any Piggyback Registration will be borne by and allocated to SICPA in proportion to its shares so registered, (ii) SICPA shall bear the expense of the fees and disbursements of any counsel retained solely by SICPA and (iii) in the case of any Demand Registration, SICPA shall bear a portion of the Registration Expenses (other than any Registration Expenses of the type described in clauses (i) and (ii), which are to be determined in accordance with clauses (i) and (ii)), which portion shall be allocated to SICPA in proportion to its shares so registered.

6.   Indemnification


     a. By Flex. Flex agrees to indemnify and hold harmless, to the fullest extent permitted by law, SICPA and each of SICPA's officers and directors and each person, if any, who controls SICPA within the meaning of the Securities Act (each such person being hereinafter referred to as an "Indemnified Party"), against any losses, claims, damages, liabilities and expenses, joint or several, to which such Indemnified Party may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement of any material fact contained in any registration statement under which such shares of Common Stock were registered under the Securities Act, any preliminary prospectus or final prospectus included therein, or any amendment thereof or supplement thereto, or any document incorporated by reference therein, or (ii) any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and Flex will reimburse such Indemnified Party for any legal or other expenses reasonably incurred by it, as and when incurred, in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that Flex shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon or is caused by (A) an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to Flex by or on behalf of such Indemnified Party expressly for use in the preparation thereof, or (B) such Indemnified Party's failure to deliver a copy of such registration statement, prospectus, amendment or supplement after Flex has furnished such Indemnified Party with such number of copies of the same as such Indemnified Party may reasonably request. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of such securities by such Indemnified Party.

     b. By SICPA. Flex may require, as a condition to including any of SICPA's shares of Common Stock in any registration statement filed pursuant to Section 1 or 2 hereof, that Flex shall have received an undertaking reasonably satisfactory to it from SICPA to indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) of this Section 6) Flex, each director of Flex, each person named as or about to become a director of Flex, each officer of Flex and each other person, if any, who controls Flex within the meaning of the Securities Act, with respect to any statement in or omission from such registration statement, any preliminary prospectus or final prospectus included therein, or any amendment thereof or supplement thereto, if such statement or omission was made in reliance upon and in conformity with written information expressly furnished to Flex by or on behalf of SICPA for use in the preparation of such registration statement, preliminary prospectus, final prospectus, amendment or supplement; provided, however, that such indemnity shall be limited to the amount of the net proceeds received by SICPA from the sale of shares of Common Stock pursuant to such registration statement, except in the case of any material misstatement or omission knowingly and willfully made by SICPA in written information expressly furnished to Flex or the underwriters by or on behalf of SICPA for use in the preparation of such registration statement, preliminary prospectus, final prospectus, amendment or supplement, as to which no such limitation shall apply. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Flex or any such director, officer or controlling person and shall survive the transfer of such securities by SICPA.

     c. Procedural Matters. A party from whom indemnity shall be sought pursuant to the provisions of this Section 6 shall not be liable with respect to such indemnity under paragraph (a) or (b) of this Section 6 unless the indemnified party shall have given written notice to such indemnifying party of the nature of such claim promptly after receipt by such indemnified party of notice of the commencement of any action or proceeding involving such claim; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve such indemnifying party from any liability which it may have to such indemnified party (X) otherwise than on account of this Section 6 or (Y) except to the extent that the failure to give such notice shall have been materially prejudicial to such indemnifying party. Unless in the reasonable judgment of the indemnified party a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, the indemnifying party shall be entitled to participate in and to assume the defense of any such claim, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof. In the case of conflict of interest as set forth above, the indemnifying party shall pay the reasonable fees and expenses of one counsel for all parties indemnified by such indemnifying party with respect to such claim. In no event will the indemnifying party be subject to any liability for any settlement made by any indemnified party without its consent.

7.   Participation in Underwritten Registrations


     SICPA may not participate in any registration hereunder which is underwritten unless SICPA (a) agrees to sell its securities on the basis provided in any underwriting arrangements approved by the person or persons entitled to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

8.   Definitions


     Unless otherwise defined herein, all capitalized terms shall have the meaning ascribed thereto in the Settlement Agreement to which these Registration Rights are an Exhibit.

9.   Assignment


     SICPA may assign its rights and duties hereunder to any person who acquires from SICPA shares of Common Stock.

                                                                  EXHIBIT C


         SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                    OF
                            FLEX PRODUCTS, INC.


     JOSEPH C. ZILS, Secretary of FLEX PRODUCTS, INC., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

     A. The name of the corporation is FLEX PRODUCTS, INC. FLEX PRODUCTS, INC. was originally incorporated in the State of Delaware under the same name, and the original Certificate of Incorporation of the corporation was filed with the Delaware Secretary of State on October 28, 1988.

     B. Pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware, this Restated Certificate of Incorporation restates and integrates and further amends the provisions of the Certificate of Incorporation of this corporation.

     C. This Second Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors with approval by the stockholders of the corporation by the necessary number of shares as required by statute.

     D. The text of the Certificate of Incorporation as heretofore amended or supplemented is hereby restated and further amended to read in its entirety as follows:


                                    I.
                                   NAME

     The name of the corporation is FLEX PRODUCTS, INC. (the
"Corporation").


                                    II.
                            AUTHORIZED BUSINESS

     The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware (the "Delaware Law").
                                   III.

                               CAPITAL STOCK

     1. This Corporation is authorized to issue two classes of shares designated respectively as "Common Stock" and one class of shares designated as "Preferred Stock," and referred to herein as Class A Common Stock or Class A Common shares, Class B Common Stock or Class B Common shares and Preferred Stock or Preferred shares, respectively. The number of shares of Class A Common Stock is 20,000,000, the number of shares of Class B Common Stock is 12,500,000 and the number of shares of Preferred Stock is 1,000. Each share of Class A Common Stock, Class B Common Stock and Preferred Stock shall have a par value of $.01. Each share of common stock of this Corporation, par value $.01, formerly issued and outstanding immediately prior to the effective time of this Second Amended and Restated Certificate of Incorporation is by this means reclassified and changed into 100 shares of Class B Common Stock, and the stated capital of this Corporation shall be increased accordingly by an appropriate transfer from earned surplus.

     2. The Preferred shares may be issued from time to time in one or more series. Except for the Series B Preferred Stock and the Series C Preferred Stock, the rights, privileges and preferences of which are set forth in Section III.3 and III.4 below, respectively, the Board of Directors is hereby authorized to fix or alter the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices, and the liquidation preferences of any wholly unissued series of Preferred shares, and the number of shares constituting any such series and the designation thereof, or any of them; and to increase or decrease the number of shares of any series subsequent to the issue of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status in which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

     3. Of the Preferred shares, a total of 12 are designated as Series B Preferred Stock, with the specific rights, privileges and preferences as follows:

          a. Voting Rights. Except as otherwise provided in Sections III.3.f and III.3.g below, the holders of Series B Preferred shares shall have no voting rights.

          b.   Redemptions.

               i. Mandatory Redemptions. The Corporation will redeem all or such lesser number of its Series B Preferred shares (or fractions thereof), as, whenever and to the full extent that funds became lawfully available therefor (but only to the extent of current or retained earnings determined in accordance with generally accepted accounting principles consistently applied) at a price per share of $150,000 (the "Redemption Price"). The Corporation shall not declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of any other class or series of its capital stock other than a redemption of shares of Series C Preferred Stock until such time as all Series B Preferred shares have been redeemed. If the funds of the Corporation legally available for redemption of Series B Preferred Stock at the time of any such redemption are insufficient to redeem the Series B Preferred shares in full, those funds which are legally available shall be used to redeem the maximum number legally possible of shares or fractions thereof of Series B Preferred Stock.

               ii. Determination of Number of Redeemable Shares. The number of shares to be set forth in the redemption notice described in
Section III.3.b.iii below to be redeemed from each holder of Series B Preferred Stock in redemptions under this Section III.3.b will be the number of shares determined, as nearly as practicable to the nearest full share, by multiplying the total number of Series B Preferred shares to be redeemed times a fraction, (1) the numerator of which is the total number of outstanding Series B Preferred shares then held by such holder and
(2) the denominator of which is the total number of Series B Preferred shares then outstanding.

               iii. Notice of Redemption. Notice of any redemption of Series B Preferred Stock pursuant to this Section III.3.b specifying the time and place of redemption and the redemption price will be mailed by certified or registered mail, return receipt requested, to each holder of record of Series B Preferred Stock at the address of such holder shown on the Corporation's records, not more than 60 days nor less than 30 days prior to the date on which such redemption is to be made. If less than all Series B Preferred Stock owned by a holder is then to be redeemed, the notice will also specify the number of shares and the certificate numbers thereof which are to be redeemed. Upon mailing any such notice of redemption, the Corporation will become obligated to redeem on the date of redemption specified therein all Series B Preferred Stock specified therein. In case less than all Series B Preferred Stock represented by any certificate are redeemed in any redemption pursuant to this Section III.3.b, a new certificate will be issued representing the unredeemed Series B Preferred Stock without cost to the holder thereof.

               iv. Method of Redemption. If on, prior to or after any date fixed for redemption of the Series B Preferred Stock, the Corporation shall deposit, with any bank or trust company in the State of California, as a trust fund, a sum sufficient to redeem, as of the date fixed for redemption thereof, the shares called for redemption, with irrevocable instructions and authority to the bank or trust company to pay, on or after the date fixed for redemption, the redemption price of the shares to their respective holders upon surrender of their share certificates, then from and after the later of the date fixed for redemption or the date of deposit, but not until such date, the shares so called shall be redeemed and dividends shall cease to accrue after the date fixed for redemption. The deposit shall constitute full payment of the shares to their holders, and from and after the date of the deposit the shares shall no longer be outstanding, and the holders thereof shall cease to be stockholders with respect to such shares, and shall have no rights with respect thereto except the right to receive from the bank or trust company payment of the redemption price of the shares without interest, upon the surrender of their certificates therefor. If the holders of Series B Preferred shares so called for redemption shall not have claimed, at the end of six months from the date fixed for redemption, any funds so deposited, such bank or trust company shall thereupon pay over to the Corporation such unclaimed funds, and such bank or trust company shall thereafter be relieved of all responsibility in respect thereof to such holders, and such holders shall look only to the Corporation for payment of the redemption price.

          c. Conversion. The Series B Preferred shares shall not be convertible.

          d. Reacquired Shares. Any Series B Preferred shares purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall, upon their cancellation, become authorized but unissued Preferred shares and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

          e. Liquidation, Dissolution, Winding Up or Merger, etc. upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of any other class or series of capital stock until all then outstanding Series B Preferred shares shall have been redeemed (the "Series B Liquidation Preference"); provided however, that the Series B Liquidation Preference may only be paid out of, and only ranks prior to all other classes and series of stock to the extent of current or retained earnings determined in accordance with generally accepted accounting principles consistently applied.

          f. Ranking. Except as set forth in Section III.4.f with respect to the Corporation's Series C Preferred Stock, the Series B Preferred Stock shall rank prior to all other series and classes of the Corporation's capital stock as to the payment of dividends and the distribution of assets, but only to the extent provided herein, and the Corporation may not create any series or class of capital stock ranking prior to or, as to the Series B Liquidation Preference or the preference of the Series B Preferred Stock as to dividends and distributions, on a parity with the Series B Preferred Stock unless the terms of any such series or class shall first be approved by not less than 66 2/3% of the outstanding shares of Series B Preferred Stock, voting separately as a class.

          g. Amendment. The Certificate of Incorporation of the Corporation shall not be further amended in any manner which would materially alter or change the powers, preferences or special rights of the Series B Preferred Stock so as to affect them adversely without the affirmative vote of the holders of not less than 66 2/3% of the outstanding Series B Preferred shares, voting separately as a class.

          h.   Fractional Shares.  Series B Preferred Stock may be issued in fractions of a share, which shall entitle the holder thereof, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all of the rights of holders of shares of Series B Preferred Stock.

     4. Of the Preferred shares, a total of 10 are designated Series C Preferred Stock, with the specific rights, privileges and preferences as follows:

          a. Voting Rights. Except as otherwise provided in Section III.4.f and III.4.g below, the holders of Series C Preferred Shares shall have no voting rights.

          b.   Redemptions.

               i. Mandatory Redemption. The Corporation will redeem, at a price per share of One Hundred Fifty Thousand Dollars ($150,000) (the "Redemption Price") as soon as, whenever, and to the full extent that funds become lawfully available therefor after February 1, 1998 (but only to the extent of current or retained earnings determined in accordance with generally accepted accounting principles consistently applied) shares of Series C Preferred Stock (or fractions thereof). The Corporation shall not declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of any other class or series of its capital stock other than a redemption of shares of Series B Preferred Stock until such time as all shares of Series C Preferred Stock have been redeemed. If the funds of the Corporation legally available for redemption of Series C Preferred Stock at the time of any such redemption are insufficient to redeem the shares of Series C Preferred Stock in full, those funds which are legally available shall be used to redeem the maximum number legally possible of shares (or fractions thereof) of Series C Preferred Stock.

               ii. Determination of Number of Redeemable Shares. The number of shares to be set forth in the redemption notice described in
Section III.4.b.iii below to be redeemed from each holder of Series C Preferred Stock in redemptions under this Section III.4.b will be the number of shares determined, as nearly as practicable to the nearest share, by multiplying the total number of shares of Series C Preferred Stock to be redeemed times a fraction, (i) the numerator of which is the total number of outstanding shares of Series C Preferred Stock then held by such holder and (ii) the denominator of which is the total number of shares of Series C Preferred Stock then outstanding.

               iii. Notice of Redemption. Notice of any redemption of Series C Preferred Stock pursuant to this Section III.4.b specifying the time and place of redemption and the redemption price will be mailed by certified or registered mail, return receipt requested, to each holder of record of Series C Preferred Stock at the address of such holder shown on the Corporation's records, not more than sixty (60) nor less than thirty
(30) days prior to the date on which such redemption is to be made. If less than all Series C Preferred Stock owned by a holder is then to be redeemed, the notice will also specify the number of shares and the certificate numbers thereof which are to be redeemed. Upon mailing any such notice of redemption, the Corporation will become obligated to redeem on the date of redemption specified therein all Series C Preferred Stock specified therein. In case less than all Series C Preferred Stock represented by any certificate is redeemed in any redemption pursuant to this Section III.4.b, a new certificate will be issued representing the unredeemed Series C Preferred Stock without cost to the holder thereof.

               iv. Method of Redemption. If on, prior to or after any date fixed for redemption of the Series C Preferred Stock, the Corporation shall deposit, with any bank or trust company in the State of California, as a trust fund, a sum sufficient to redeem, as of the date fixed for redemption thereof, the shares called for redemption, with irrevocable instructions and authority to the bank or trust company to pay, on or after the date fixed for redemption, the redemption price of the shares to their respective holders upon surrender of their share certificates, then from and after the later of the date fixed for redemption or the date of deposit, but not until such date, the shares so called shall be redeemed and dividends shall cease to accrue after the date fixed for redemption. The deposit shall constitute full payment of the shares to their holders, and from and after the date of the deposit the shares shall no longer be outstanding, and the holders thereof shall cease to be stockholders with respect to such shares, and shall have no rights with respect thereto except the right to receive from the bank or trust company payment of the redemption price of the shares without interest, upon the surrender of their certificates therefor. If the holders of shares of Series C Preferred Stock so called for redemption shall not have claimed, at the end of six (6) months from the date fixed for redemption, any funds so deposited, such bank or trust company shall thereupon pay over to the Corporation such unclaimed funds, and such bank or trust company shall thereafter be relieved of all responsibility in respect thereof to such holders, and such holders shall look only to the Corporation for payment of the redemption price.

          c. Conversion. The shares of Series C Preferred Stock shall not be convertible.

          d. Reacquired Shares. Any shares of Series C Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolution of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

          e. Liquidation, Dissolution, Winding Up or Merger, etc. Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of any other class or series of capital stock until all then outstanding shares of Series C Preferred Stock shall have been redeemed (the "Series C Liquidation Preference"); provided, however, that the Series C Liquidation Preference may only be paid out of, and only ranks prior to all other classes and series of stock to the extent of, current or retained earnings determined in accordance with generally accepted accounting principles consistently applied.

          f. Ranking. Except as set forth in Section III.3.f. with respect to the Corporation's Series B Preferred Stock, the Series C Preferred Stock shall rank prior to all other series and classes of the Corporation's capital stock as to the payment of dividends and the distribution of assets, but only to the extent provided herein, and the Corporation may not create any series or class of capital stock ranking prior to or, as to the Series C Liquidation Preference or the preference of the Series C Preferred Stock as to dividends and distributions, on a parity with the Series C Preferred Stock unless the terms of any such series or class shall be approved by not less than sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of Series C Preferred Stock, voting separately as a class.

          g. Amendment. The Certificate of Incorporation of the Corporation shall not be further amended in any manner which would materially alter or change the powers, preferences or special rights of the Series C Preferred Stock so as to affect them adversely without the affirmative vote of the holders of not less than sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of Series C Preferred Stock, voting separately as a class.

          h. Fractional Shares. Series C Preferred Stock may be issued in fractions of a share which shall entitle the holder thereof, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all of the rights of holders of shares of Series C Preferred Stock.

     5. Each share of the Class A Common Stock, par value $.01 (the "Class A Common Stock), and each share of the Class B Common Stock, par value $.01 per share (the "Class B Common Stock"), of the Corporation shall, except as otherwise provided in this paragraph 5, be identical in all respects and shall have equal rights and privileges.

          a. Voting Rights. Holders of Class A Common Stock shall be entitled to one vote for each share of such stock held, and holders of Class B Common Stock shall be entitled to ten votes for each share of such stock held on all matters presented to such stockholders. Except as may otherwise be required by the laws of the State of Delaware or in the instrument creating or evidencing any class or series of Preferred Stock, the holders of shares of Class A Common Stock and the holders of shares of Class B Common Stock shall vote with the holders of Preferred stock, if any, as one class with respect to the election of directors and with respect to all other matters to be voted on by stockholders of the Corporation (including, without limitation, any proposed amendment to this Certificate that would increase the number of authorized shares of Class A Common Stock, of Class B Common Stock or of any class or series of stock (but not below the number of shares thereof then outstanding), and no separate vote or consent of the holders of shares of Class A Common Stock, the holders of shares of Class B Common Stock or the holders of shares of Preferred Stock shall be required for the approval of any such matter.

          b. Conversion Rights. Each share of Class B Common Stock shall be convertible, at the option of the holder thereof, into one share of Class A Common Stock. Any such conversion may be effected by any holder of Class B Common Stock by surrendering such holder's certificate or certificates for the Class B Common Stock to be converted, duly endorsed, at the office of the Corporation or any transfer agent for the Class B Common Stock, together with a written notice to the Corporation at such office that such holder elects to convert all or a specified number of shares of Class B Common Stock represented by such certificate and stating the name or names in which such holder desires the certificate or certificates for Class A Common Stock to be issued. If so required by the Corporation, any certificate for shares surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Corporation, duly executed by the holder of such shares or the duly authorized representative of such holder. Promptly thereafter, the Corporation shall issue and deliver to such holder or such holder's nominees, a certificate or certificates for the number of shares of Class A Common Stock to which such holder shall be entitled as herein provided. Such conversion shall be deemed to have been made at the close of business on the date of receipt by the Corporation or any such transfer agent of the certificate or certificates, notice and, if required, instruments of transfer referred to above, and the person or persons entitled to receive the Class A Common Stock issuable on such conversion shall be treated for all purposes as the record holder or holders of such Class A Common Stock on that date. A number of shares of Class A Common Stock equal to the number of shares of Class B Common Stock outstanding from time to time shall be set aside and reserved for issuance upon conversion of shares of Class B Common Stock. Shares of Class B Common Stock that have been converted hereunder shall remain treasury shares to be disposed of by resolution of the Board of Directors. Shares of Class A Common Stock shall not be convertible into shares of Class B Common Stock.

          c.   Dividends.  Subject to paragraph d. of this paragraph 5,

whenever a dividend is paid to the holders of Class A Common Stock, the Corporation also shall pay to the holders of Class B Common Stock a dividend per share at least equal to the dividend per share paid to the holders of the Class A Common Stock. Subject to paragraph d. of this paragraph 5, whenever a dividend is paid to the holders of Class B Common Stock, the Corporation shall also pay to the holders of the Class A Common Stock a dividend per share at least equal to the dividend per share paid to the holders of the Class B Common Stock. Dividends shall be payable only as and when declared by the Board of Directors.

          d.   Share Distributions.  If at any time a distribution on the

Class A Common Stock or Class B Common Stock is to be paid in Class A Common Stock, Class B Common Stock or any other securities of the Corporation (hereinafter sometimes called a "share distribution"), such share distribution may be declared and paid only as follows:

               (i) a share distribution consisting of Class A Common Stock to holders of Class A Common Stock and Class B Common Stock, on an equal per share basis; or to holders of Class A Common Stock only, but in such event there shall also be a simultaneous share distribution to holders of Class B Common Stock consisting of shares of Class B Common Stock on an equal per share basis:

               (ii) a share distribution consisting of Class A Common Stock and Class B Common Stock, respectively, to holders of Class A Common Stock and Class B Common Stock, respectively, on an equal per share basis;

               (iii) a share distribution consisting of Class B Common Stock to holders of Class B Common Stock only, but in such event there shall also be a simultaneous share distribution to holders of Class A Common Stock consisting of shares of Class A Common Stock on an equal per share basis; and

               (iv) a share distribution consisting of any class of securities of the Corporation other than Common Stock, to the holders of Class A Common Stock and the holders of Class B Common Stock, on an equal per share basis.

          The Corporation shall not reclassify, subdivide or combine one class of its Common Stock without reclassifying, subdividing or combining the other class of Common Stock, on an equal per share basis.

          e.   Liquidation and Mergers.  Subject to the prior payment in

full of the preferential amounts to which any Preferred Stock is entitled, the holders of Class A Common Stock and the holders of Class B Common Stock shall share equally, on a share for share basis, in any distribution of the Corporation's assets upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provisions
                                       71
for payment of the debts and other liabilities of the Corporation. Neither the consolidation or merger of the Corporation with or into any other corporation or corporations nor the sale, transfer or lease of all or substantially all of the assets of the Corporation shall itself be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this subparagraph e.


                                    IV.
                                 DIRECTORS

     The number of directors which will constitute the whole Board of Directors of the Corporation shall be specified or determined in the manner provided in the Bylaws of the Corporation.


                                    V.
                       STOCKHOLDER MEETINGS, RECORDS

     Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the Delaware Law) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.


                                    VI.
                             CUMULATIVE VOTING

     At all elections of directors of the Corporation, each holder of stock entitled to vote for the election of directors shall be entitled to as many votes as shall equal the number of votes which (except for this provision

                                       72
as to cumulative voting) he would be entitled to cast for the election of directors with respect to his shares of stock multiplied by the number of directors to be elected by him, and he may cast all of such votes for a single director or may distribute them among the number to be voted for, or for any two or more of them as he may see fit.


                                   VII.
                         SUPERMAJORITY PROVISIONS

     The consent of holders of at least 67% of the then issued and outstanding Common Stock of the Corporation shall be required, either in writing or by vote at a meeting of stockholders called for the purpose, in order to do or effect any of the following:

          i. Amendments to the Second Restated Certificate of Incorporation (other than for purposes of authorizing additional shares of Class A Common Stock to be issued in an underwritten initial public offering registered pursuant to the Securities Act of 1933, as amended, or to be issued upon the exercise of stock options granted in accordance with
Section VII.x. hereof), any Certificate of Designations or the Bylaws of the Corporation.

          ii. Material changes in or departures from the nature of the Corporation's business of manufacturing or selling products made by depositing one or more layers of materials onto flexible substrates by Roll-to-Roll Coating. For this purpose, "Roll-to-Roll Coating" shall mean the serial steps of (1) the unwinding of a flexible substrate from a first roll, (2) the deposition of one or more layers of materials onto the flexible substrate and (3) the winding of the substrate onto a second roll, provided that "Roll-to-Roll Coating" shall not include the deposition of more than one layer of material to an area of the substrate during any period that the substrate is motionless.

          iii. Merger or consolidation or other corporate reorganization.

          iv. Sale of all or substantially all of the Corporation's assets and business.

          v. Redemptions of any of the Corporation's capital stock, other than its Series B Preferred shares, and other than from any stockholders holding more than 5% of the Corporation's voting capital stock.

          vi. Unbudgeted borrowings or assumptions of liabilities in excess of US $2,000,000 in any single transaction or related group of transactions, unless the Corporation shall have provided prior written notice to each of its stockholders describing any such proposed transaction in detail as approved by the Corporation's Board of Directors and requesting approval of the proposed transaction with specific reference to this Section VII.vi. and no stockholder shall have objected to such proposed transaction within ten (10) days after receipt of such notice (in which event, such proposed transaction may be consummated, without further stockholder approval, in accordance with the detailed description of such transaction contained in the notice).

          vii. Unbudgeted long term lease obligations or material capital expenditures, or other material contracts, which obligate the Corporation to expenditures of over US $1,000,000 per year, or US $2,500,000 in the aggregate, unless the Corporation shall have provided prior written notice to each of its stockholders describing any such proposed transaction in detail as approved by the Corporation's Board of Directors and requesting approval of the proposed transaction with specific reference to this
Section VII.vii. and no such stockholder shall have objected to such proposed transaction within ten (10) days after receipt of such notice (in which event, such proposed transaction may be consummated, without further stockholder approval, in accordance with the detailed description of such transaction contained in the notice).

          viii. The licensing or sale of any of the Corporation's technology, any joint ventures, or shared research and development projects, for uses involving the manufacture or sale of products made by depositing one or more layers of materials onto flexible substrates by Roll-to-Roll Coating.

          ix. The issuance of any shares of the capital stock of the Corporation, other than in an underwritten initial public offering of Class A Common Stock registered pursuant to the Securities Act of 1933, as amended, except upon the exercise of stock options granted in accordance with Section VII.x hereof and except upon the exercise of warrants or other securities convertible into Class A Common Stock, provided, that the number of shares of Class A Common Stock issued in the aggregate upon all such exercises may not reduce by more than seven percent (7%) the percentage of ownership held of record by any stockholder of the Corporation on October 31, 1997 of the Class A Common Stock and Class B Common Stock, taken together as one class for purposes of this calculation, issued and outstanding on October 31, 1997.

          x. The adoption of a stock option plan or other program conferring rights to acquire shares of the Corporation's capital stock, except for adoption of an employee stock option plan pursuant to which options granted to purchase shares of the Corporation's Common Stock shall conform to the following: (A)(x) all options granted under such a permitted plan shall be in an aggregate amount not to exceed 20% of the Corporation's aggregate issued and outstanding Class A Common Stock and Class B Common Stock at the time of grant of the options, (y) shares of Class B Common Stock issued upon exercise of options granted under such a permitted plan shall not exceed 10% of the Corporation's issued and outstanding Class B Common Stock at any time, and (z) all options granted under such a permitted Plan may be granted to employees and consultants but not directors of the Corporation. (B) All such options shall be exercisable at an exercise price no less than fair market value on the date of grant, and shall permit the option recipient to have the options vest no more rapidly than ratably over a four-year period from the date of grant, or in the alternative shall not permit the recipient to retain, free from the Corporation's right of repurchase, any shares purchased by the option recipient upon exercise of the option except pursuant to a vesting schedule whereby the Corporation's right to repurchase such shares shall expire no faster than ratably over a four-year period from the date of the grant.
(C) All of such option grants shall further provide for a right of first refusal for the Corporation to purchase any of the shares offered for sale by the option recipient or, if the Corporation should decline, then its stockholders other than the option recipient, each pro rata to its stockholdings, with the right to oversubscribe for any shares not purchased by the other stockholders.

          xi. The adoption of an annual budget, or the adoption of any changes thereto, which anticipates a loss (provided, that for purposes of determining whether an annual budget anticipates a loss, up to $1 million of extraordinary losses shall be ignored) or which calls for capital expenditures in excess of the total Operating Cash Flow for the year just concluded and as projected for the current year, and the adoption of any budget which allocates less funds to optically variable pigment research and development for the current year than 3% of the optically variable pigment sales for the preceding year. "Operating Cash Flow" for this purpose shall mean the total of operating earnings, depreciation and amortization.

           xii. Any declaration of dividends or other stockholder distributions.

          xiii. Any election to dissolve the Corporation except where grounds for an involuntary dissolution exist, or where the electing stockholder has first offered its shares to the other stockholders at a price to be negotiated or determined by a neutral appraisal, and the other stockholders have rejected the offer to purchase the electing stockholder's shares.

          xiv. The execution of any contract or entering into of any agreement between the Corporation and a stockholder or affiliate of a stockholder.


                               VIII.
                         PREEMPTIVE RIGHTS

     Except as provided below in this Article VIII, the Corporation shall not offer, issue or sell, or enter into any agreements or commitments pursuant to which it may become obligated to issue, any shares of its Common Stock or any warrants, options or other securities convertible into shares of its capital stock, unless the Corporation shall first offer to sell to each of the holders of its Common Stock, on the same terms and conditions and at the same price, all such securities proposed to be offered by the Corporation, each pro rata to its proportionate ownership of such stock. Each holder of Common Stock, without right of assignment, shall have the right to purchase up to its pro rata interest of the shares proposed to be offered by the Corporation. Such offer shall remain outstanding for at least 30 days following the date of notice. The foregoing preemptive rights shall not apply to the issuance by the Corporation of (1) any stock options or stock bonuses to any employees, directors or consultants of the Corporation or any stock sold to any employees of the Corporation pursuant to an employee stock purchase plan;
(2) shares of stock issued pursuant to the exercise of any stock options granted to employees, directors or consultants of the Corporation; or
(3) any shares of the Common Stock of the Corporation which are offered and issued in an underwritten initial public offering and registered pursuant to the Securities Act of 1933, as amended.


                                    IX.
                             REGISTERED AGENT

     The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, 19801. The name of the Corporation's Registered Agent at such address is The Corporation Trust Company.


                                    X.
                   LIMITATION OF LIABILITY OF DIRECTORS

     A director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as director except for liability which, by express provision of Delaware Law cannot be eliminated. Any repeal or amendment of the provisions of this
Article X shall not adversely affect any right or protection of any director in respect of any act or omission occurring prior to the time of such repeal or amendment.


                                    XI.
                              INDEMNIFICATION

                                       78

     The Corporation is authorized to provide indemnification to the fullest extent permitted by Section 145 of the General Corporation Law of Delaware, as the same may be amended and supplemented, to any and all persons whom it shall have power to indemnify under said section, and to advance expenses, as is provided in such section, including reasonable attorney's fees, of any and all such persons, through Bylaw provisions, by agreement or otherwise.

     IN WITNESS WHEREOF, this Restated Certificate of Incorporation has been signed under the seal of the Corporation on November 19, 1997.




(Seal)





                                     /s/Joseph C. Zils
                                   Joseph C. Zils, Secretary


                                                            EXHIBIT D

                             By-Law Amendment

          Audit Committee. The Board of Directors shall appoint an Audit Committee, the responsibility of which shall be (i) to review with management and the corporation's independent public accountant the scope of services required by its audit, significant accounting policies, and audit conclusions regarding significant accounting estimates, (ii) to review with management and the corporation's independent public accountant their assessments of the adequacy of internal controls, and the resolution of identified material weaknesses and reportable conditions in internal controls, including the prevention or detection of management override or compromise of the internal control systems, (iii) to review with management and the corporation's independent public accountant the institution's compliance with applicable laws, (iv) to discuss with management the selection and termination of the corporation's independent public accountant and any significant disagreements between the accountants and management, (v) to oversee the internal audit function, and (vi) such other duties as the Board of Directors may designate. The Audit Committee shall maintain minutes and other relevant records of its meetings, shall meet at any time upon the request of any member of the Board of Directors and shall make a report to the full Board of Directors at the meeting of the Board of Directors next succeeding any meeting of the Audit Committee. The composition of the Audit Committee shall be one director designated by SICPA, one director designated by OCLI, and one member of senior management of the corporation who is not otherwise employed by either SICPA or OCLI. This provision may not be amended unless and until the corporation consummates an underwritten public offering of its common stock registered under the Securities Act of 1933.



                                                                  EXHIBIT E




                  FIRST AMENDMENT TO LICENSE AGREEMENT

                              BY AND BETWEEN

                     OPTICAL COATING LABORATORY, INC.

                                   AND

                           FLEX PRODUCTS, INC.




                            NOVEMBER 19, 1997


                  FIRST AMENDMENT TO LICENSE AGREEMENT


     FIRST AMENDMENT TO LICENSE AGREEMENT, made and entered into this 19th day of November, 1997, by and between Optical Coating Laboratory, Inc., a Delaware corporation, having its principal office at 2789 Northpoint Parkway, Santa Rosa, California 95402-7397 (hereinafter referred to as "OCLI") and Flex Products, Inc., a Delaware corporation, having its principal place of business at 1402 Mariner Way, Santa Rosa, California 95407-7370 (hereinafter referred to as "FLEX").

                         W I T N E S S E T H:

     WHEREAS, OCLI and FLEX are currently parties to a License Agreement dated as of December 19, 1988 (the "License Agreement"); and

     WHEREAS, OCLI and Flex wish to amend the License Agreement.

     NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, OCLI and FLEX agree as follows:

     Section 2.2 of the License Agreement is hereby amended and replaced to read in full as follows:

          2.2.  License to OCLI.  FLEX hereby grants to OCLI, in

     perpetuity, a worldwide and nontransferable (except such transfers as are provided for in Section 7.3 hereof as to OCLI) license and right under the FLEX TECHNOLOGY and FLEX RIGHTS exclusively in the OCLI FIELD and nonexclusively in the SHARED FIELD; and FLEX hereby further grants (subject to clause (ii) below) to OCLI, in perpetuity, a worldwide license and right under the FLEX TECHNOLOGY and FLEX RIGHTS
     (i) (A) on a transferable basis, to manufacture and subsequently sell on an exclusive basis products by means of multi-layer automatic continuous coating ("MAC") technology on rolls of extruded sheet aluminum and (B) on a nontransferable basis (except as provided below) to manufacture and subsequently sell on a nonexclusive basis antireflective film for display devices using roll-to-roll coating, and (ii) on an exclusive and nontransferable basis to manufacture and subsequently sell products within the United States which, but only for so long as, FLEX may neither manufacture nor sell under the laws of the United States, provided, however, that such license under this
     Section 2.2(ii) shall continue (but on a nonexclusive basis) for as long as necessary to allow OCLI to complete performance of any contract entered into during the period of the exclusive license. The rights granted pursuant to Section 2.2(i)(B) may be sublicensed by OCLI, without the right to further sublicense or transfer on the part of the sublicensee, for the limited purpose of manufacturing for OCLI; provided, however, that any such sublicense shall contain reasonable confidentiality covenants and restrictions on use of the licensed technology to prevent competition with FLEX; and further provided that OCLI shall give SICPA notice of any such sublicense promptly after execution.

     Article IV of the License Agreement is hereby amended and replaced to read in full as follows:

                                ARTICLE IV

                                 ROYALTIES


          4.1. FLEX Running Royalties. FLEX shall pay OCLI running royalties as set forth below based on Net Sales of FLEX:
      Contract Year (Commencing December 19, 1988)

       Royalty

          One                      10% of Net Sales during
                                             year one

          Two                      8% of Net Sales during
                                             year two

          Three                    6% of Net Sales during
                                             year three

          Four                     5% of Net Sales during
                                             year four

          Five and thereafter      4% of Net Sales during
                                             year five and any
                                             year thereafter

     Royalty payments, in accordance with this Section 4.1, shall, regardless of the TERM, continue to be paid by FLEX until such time as cumulative royalties equal to Thirteen Million Seven Hundred Thousand Dollars ($13,700,000) have been paid by FLEX to OCLI, at which time the license granted to FLEX under this Agreement shall be fully paid up. FLEX shall have the right at any time to accelerate the payment of the foregoing royalties.

          4.2 OCLI Running Royalties. OCLI shall pay to FLEX running royalties based on sales by OCLI and its affiliates of products pursuant to the license granted under Section 2.2(i)(B) as follows:

          Annual Net Sales              Royalty


          Up to $6,000,000                 0%

          $6,000,000 to $8,000,000         3%

          Greater then $8,000,000          2%

     Royalty payments, in accordance with this Section 4.2, shall, regardless of the TERM, continue to be paid by OCLI until October 31, 2007. OCLI shall also pay, at its sole cost and expense, all research and development costs incurred after October 31, 1997 relating to the technology covered by the license granted under Section 2.2(i)(B).

          4.3. Net Sales Determination. Net Sales shall be as determined in accordance with United States generally accepted accounting principles applied on a consistent basis.

          4.4.  Royalty Payments Due.  Royalty payments by FLEX shall be paid quarterly based upon financial statements for the respective periods, such quarterly payments to be due and payable forty-five (45) days and ninety (90) days after the close of each of the first three fiscal quarters and the fourth quarter, respectively. Royalty payments by OCLI shall be paid annually ninety (90) days after the close of OCLI's fiscal year.

          4.5. Maintenance of Records. FLEX and OCLI shall keep, as long as the obligation to pay royalties continues, true and accurate records, files and books of account containing all of the data reasonably required for the full computation and verification of the amounts to be paid and the information to be given in the statements provided for herein. FLEX shall, during usual business hours, permit representatives designated by OCLI, at OCLI's expense and by prior arrangement, adequately to inspect the same for the purpose of determining the amounts payable to OCLI pursuant to this Article IV. OCLI shall, during usual business hours, permit representatives designated by FLEX, at FLEX's expense and by prior arrangement, adequately to inspect the same for the purpose of determining the amounts payable to FLEX pursuant to this Article IV.

          4.6.  Finance Charge for Payments Past Due.  Without prejudice to any other rights and remedies, in law or in equity, or under the provisions hereof, to which either party may be entitled, each party shall pay an amount to the other party from the date due to the date of payment upon any and all amounts overdue and payable hereunder at a rate or rates which are one percent (1%) per year above the prime interest rate or rates prevailing at the Bank of America, San Francisco, California, from time to time during the period that any such amounts are overdue, provided that if such rate or rates shall be in excess of any legal limit thereon, then the rate shall be reduced to the highest rate legally allowed.

          4.7.  Payment in U.S. Currency.  All amounts payable hereunder shall be paid in United States Dollars, and shall be made at such places within the United States as OCLI may direct in writing from time to time.

          4.8.  Single Royalty Payment4.8.  Single Royalty Payment.  FLEX

     and OCLI shall only be required to make one royalty payment on any unit of product.

          4.9.  Allocation of Royalties for Products Incorporating AR

     Products.  Royalties due under Section 4.2 for products manufactured and sold under the license granted to OCLI pursuant to Section 2.2(i)(B) shall be based on Net Sales of antireflective film by OCLI and its affiliates to non-affiliated customers. In the event antireflective film manufactured under the license granted pursuant to
     Section 2.2(i)(B) is incorporated as a component into other products which are then sold by OCLI, the royalties due under Section 4.2 for the antireflective film utilized in the manufacture of such other products shall be based upon the weighted average price of antireflective film sold by OCLI to non-affiliated customers during the annual period for which royalties are due. In the event there are no sales of antireflective film by OCLI to non-affiliated customers during such annual period, the royalty due under Section 4.2 shall be determined by multiplying the Net Sales of such other products by a fraction the numerator of which is the cost of manufacture of the antireflective film utilized in the manufacture of such other products and the denominator is the total cost of manufacture of the components of such other products. For the purpose of this section, "cost" shall be determined in accordance with generally accepted cost accounting standards utilized by OCLI in the performance of United States government contracts.

     IN WITNESS WHEREOF, OCLI and FLEX have caused this First Amendment to License Agreement to be executed by their duly authorized officers and representatives as of the date set forth above.

                          OPTICAL COATING LABORATORY, INC.

                          By  /s/Joseph Zils


                          FLEX PRODUCTS, INC.


                          By  /s/Herbert M. Dwight, Jr.